SEPARATE ACCOUNT B
INVESTMENTS
DECEMBER 31, 2025

Each variable account invests in shares of the corresponding portfolio (with the same name). The shares owned and value of investments as of December 31, 2025; and the cost of purchases and proceeds from sales of investments for the year ended December 31, 2025 were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Diversified Bond Class I *	1,976	$21,797	$-	$311
High Yield Bond Class I *	1,835	20,987	153	363
Inflation Managed Class I *	2,702	36,039	1,788	1,676
Total Return Class I *	57,073	863,718	41,960	62,562
Short Duration Bond Class I *	277	3,286	-	6,835
Focused Growth Class I *	4,958	430,815	-	46,684
Growth Class I *	13,600	1,215,201	813	108,808
Large-Cap Core Class I *	32,099	3,153,617	5,385	231,754
Large-Cap Growth Class I *	2,163	72,032	886	3,456
Large-Cap Value Class I *	2,903	127,206	516	2,172
Mid-Cap Growth Class I *	4,463	124,164	419	1,862
Mid-Cap Plus Bond Alpha Class I *	4,421	180,702	167	2,519
Small-Cap Equity Class I *	60	2,125	-	28
Small-Cap Growth Class I *	11,777	376,062	4,920	12,518
Small-Cap Index Class I *	2,513	101,257	-	1,288
Small-Cap Value Class I *	351	10,855	160	233
Value Class I *	4,610	123,442	-	1,558
Emerging Markets Class I *	212	5,007	-	61
International Large-Cap Class I *	4,811	84,759	-	1,135
International Value Class I *	13,940	362,227	2,918	38,656
Health Sciences Class I *	308	23,498	-	44,825
Real Estate Class I *	255	9,406	137	137
American Funds IS Asset Allocation Class 4	2,799	74,931	6,209	974
American Funds IS Growth Class 4	1,541	207,029	59,551	11,343
American Funds IS Growth-Income Class 4	1,017	65,844	10,635	849
Fidelity® VIP Government Money Market Service Class	44,822	44,822	4,198	12,514

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio during the reporting period.

See Notes to Financial Statements	SA-1

SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2025

	Variable Accounts
	Diversified	High Yield	Inflation	Total	Short Duration	Focused
	Bond	Bond	Managed	Return	Bond	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$21,797	$20,987	$36,039	$863,718	$3,286	$430,815
Receivables:
Due from Pacific Life Insurance Company	-	10	-	22	-	-
Investments sold	1	1	1	33	-	17
Total Assets	21,798	20,998	36,040	863,773	3,286	430,832
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	5	-	58	-	1	47
Investments purchased	-	-	-	-	-	-
Total Liabilities	5	-	58	-	1	47
NET ASSETS	$21,793	$20,998	$35,982	$863,773	$3,285	$430,785
Units Outstanding	1,533	780	1,564	33,582	286	5,821
Accumulation Unit Value	$14.22	$26.91	$23.01	$25.72	$11.49	$74.00
Cost of Investments	$19,819	$8,820	$27,869	$590,600	$2,941	$87,935

						Mid-Cap
		Large-Cap	Large-Cap	Large-Cap	Mid-Cap	Plus Bond
	Growth	Core	Growth	Value	Growth	Alpha
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$1,215,201	$3,153,617	$72,032	$127,206	$124,164	$180,702
Receivables:
Due from Pacific Life Insurance Company	39	224	68	-	-	-
Investments sold	47	122	3	5	5	7
Total Assets	1,215,287	3,153,963	72,103	127,211	124,169	180,709
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	-	2	1	45
Investments purchased	-	-	-	-	-	-
Total Liabilities	-	-	-	2	1	45
NET ASSETS	$1,215,287	$3,153,963	$72,103	$127,209	$124,168	$180,664
Units Outstanding	21,595	74,116	1,750	2,816	3,873	2,311
Accumulation Unit Value	$56.28	$42.55	$41.19	$45.18	$32.06	$78.18
Cost of Investments	$178,688	$571,889	$11,187	$27,109	$19,175	$43,623

	Small-Cap	Small-Cap	Small-Cap	Small-Cap		Emerging
	Equity	Growth	Index	Value	Value	Markets
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$2,125	$376,062	$101,257	$10,855	$123,442	$5,007
Receivables:
Due from Pacific Life Insurance Company	-	22	-	-	-	-
Investments sold	-	15	4	-	5	-
Total Assets	2,125	376,099	101,261	10,855	123,447	5,007
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	3	-	41	46	6	40
Investments purchased	-	-	-	-	-	-
Total Liabilities	3	-	41	46	6	40
NET ASSETS	$2,122	$376,099	$101,220	$10,809	$123,441	$4,967
Units Outstanding	50	13,356	2,549	189	3,982	130
Accumulation Unit Value	$42.40	$28.16	$39.71	$57.18	$31.00	$38.14
Cost of Investments	$1,526	$80,236	$19,591	$3,051	$31,627	$1,782

See Notes to Financial Statements	SA-2

SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2025

	Variable Accounts
	International	International	Health	Real	American Funds	American Funds
	Large-Cap	Value	Sciences	Estate	IS Asset Allocation	IS Growth
	Class I	Class I	Class I	Class I	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$84,759	$362,227	$23,498	$9,406	$74,931	$207,029
Receivables:
Due from Pacific Life Insurance Company	-	27	10	-	-	-
Investments sold	3	14	1	-	3	8
Total Assets	84,762	362,268	23,509	9,406	74,934	207,037
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	15	-	-	55	12	41
Investments purchased	-	-	-	-	-	-
Total Liabilities	15	-	-	55	12	41
NET ASSETS	$84,747	$362,268	$23,509	$9,351	$74,922	$206,996
Units Outstanding	3,276	13,778	280	126	3,540	4,717
Accumulation Unit Value	$25.87	$26.29	$83.91	$74.20	$21.16	$43.88
Cost of Investments	$26,036	$116,911	$4,895	$2,455	$61,181	$128,670

		Fidelity VIP
	American Funds	Government
	IS Growth-Income	Money Market
	Class 4	Service Class
ASSETS
Investments in mutual funds, at value	$65,844	$44,822
Receivables:
Due from Pacific Life Insurance Company	-	22
Investments sold	3	2
Total Assets	65,847	44,846
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	32	-
Investments purchased	-	-
Total Liabilities	32	-
NET ASSETS	$65,815	$44,846
Units Outstanding	2,152	4,353
Accumulation Unit Value	$30.58	$10.30
Cost of Investments	$46,324	$44,822

See Notes to Financial Statements	SA-3

SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Variable Accounts
	Diversified	High Yield	Inflation	Total	Short Duration	Focused
	Bond	Bond	Managed	Return	Bond	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	265	254	431	10,505	48	5,340
Administrative fees	32	30	52	1,261	6	641
Total Expenses	297	284	483	11,766	54	5,981
Net Investment Income (Loss)	(297)	(284)	(483)	(11,766)	(54)	(5,981)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	19	96	31	1,643	434	37,112
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	19	96	31	1,643	434	37,112
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,580	1,330	2,608	70,199	(225)	35,383
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,302	$1,142	$2,156	$60,076	$155	$66,514

						Mid-Cap
		Large-Cap	Large-Cap	Large-Cap	Mid-Cap	Plus Bond
	Growth	Core	Growth	Value	Growth	Alpha
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	14,989	37,668	837	1,502	1,541	2,159
Administrative fees	1,799	4,520	100	180	185	259
Total Expenses	16,788	42,188	937	1,682	1,726	2,418
Net Investment Income (Loss)	(16,788)	(42,188)	(937)	(1,682)	(1,726)	(2,418)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	68,167	181,549	2,156	1,286	1,221	1,759
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	68,167	181,549	2,156	1,286	1,221	1,759
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	70,803	226,619	7,706	10,330	1,513	13,280
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$122,182	$365,980	$8,925	$9,934	$1,008	$12,621

	Small-Cap	Small-Cap	Small-Cap	Small-Cap		Emerging
	Equity	Growth	Index	Value	Value	Markets
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	25	4,394	1,150	126	1,391	54
Administrative fees	3	527	138	15	167	6
Total Expenses	28	4,921	1,288	141	1,558	60
Net Investment Income (Loss)	(28)	(4,921)	(1,288)	(141)	(1,558)	(60)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	7	5,885	1,012	57	1,113	35
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	7	5,885	1,012	57	1,113	35
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	148	34,822	10,031	547	19,906	1,225
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$127	$35,786	$9,755	$463	$19,461	$1,200

See Notes to Financial Statements	SA-4

SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Variable Accounts
	International	International	Health	Real	American Funds	American Funds
	Large-Cap	Value	Sciences	Estate	IS Asset Allocation	IS Growth
	Class I	Class I	Class I	Class I	Class 4	Class 4
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$1,290	$246
EXPENSES
Mortality and expense risk	986	4,052	362	116	870	2,290
Administrative fees	118	486	44	14	104	275
Total Expenses	1,104	4,538	406	130	974	2,565
Net Investment Income (Loss)	(1,104)	(4,538)	(406)	(130)	316	(2,319)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	757	19,626	34,620	18	(7)	543
Capital gain distributions	-	-	-	-	4,919	15,397
Realized Gain (Loss) on Investments	757	19,626	34,620	18	4,912	15,940
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	14,986	104,953	(28,637)	174	3,965	20,000
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,639	$120,041	$5,577	$62	$9,193	$33,621

		Fidelity VIP
	American Funds	Government
	IS Growth-Income	Money Market
	Class 4	Service Class
INVESTMENT INCOME
Dividends	$451	$1,865
EXPENSES
Mortality and expense risk	753	590
Administrative fees	90	71
Total Expenses	843	661
Net Investment Income (Loss)	(392)	1,204
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	4	-
Capital gain distributions	10,184	-
Realized Gain (Loss) on Investments	10,188	-
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(647)	-
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,149	$1,204

See Notes to Financial Statements	SA-5

SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	Diversified Bond		High Yield Bond		Inflation Managed
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(297)	$(336)	$(284)	$(270)	$(483)	$(451)
Realized gain (loss) on investments	19	127	96	109	31	33
Change in net unrealized appreciation(depreciation) on investments	1,580	312	1,330	1,215	2,608	703
Net Increase (Decrease) in Net Assets Resulting from Operations	1,302	103	1,142	1,054	2,156	285
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	-	-	-	-
Transfers between variable and fixed accounts, net	-	-	74	113	595	2,238
Contract benefits and terminations	-	(4,119)	-	-	-	-
Contract charges and deductions	(14)	(20)	-	-	-	-
Other	(1)	1	1	-	(3)	(2)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(15)	(4,138)	75	113	592	2,236
NET INCREASE (DECREASE) IN NET ASSETS	1,287	(4,035)	1,217	1,167	2,748	2,521
NET ASSETS
Beginning of Year	20,506	24,541	19,781	18,614	33,234	30,713
End of Year	$21,793	$20,506	$20,998	$19,781	$35,982	$33,234

	Total Return		Short Duration Bond		Focused Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(11,766)	(11,218)	$(54)	$(1,186)	$(5,981)	$(9,453)
Realized gain (loss) on investments	1,643	(33)	434	4,986	37,112	360,750
Change in net unrealized appreciation (depreciation) on investments	70,199	21,074	(225)	(870)	35,383	(210,549)
Net Increase (Decrease) in Net Assets Resulting from Operations	60,076	9,823	155	2,930	66,514	140,748
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	270	1,245	-	-	-	1,400
Transfers between variable and fixed accounts, net	42,444	57,978	-	140	-	-
Contract benefits and terminations	(51,262)	(26,701)	(6,781)	(102,728)	(40,695)	(485,806)
Contract charges and deductions	(154)	(183)	-	(27)	(8)	(7)
Other	(129)	(252)	(1)	2	(3)	9
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(8,831)	32,087	(6,782)	(102,613)	(40,706)	(484,404)
NET INCREASE (DECREASE) IN NET ASSETS	51,245	41,910	(6,627)	(99,683)	25,808	(343,656)
NET ASSETS
Beginning of Year	812,528	770,618	9,912	109,595	404,977	748,633
End of Year	$863,773	$812,528	$3,285	$9,912	$430,785	$404,977

See Notes to Financial Statements	SA-6

SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	Growth		Large-Cap Core		Large-Cap Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(16,788)	$(15,468)	$(42,188)	$(40,513)	$(937)	$(3,834)
Realized gain (loss) on investments	68,167	47,652	181,549	176,702	2,156	284,310
Change in net unrealized appreciation (depreciation) on investments	70,803	246,824	226,619	427,531	7,706	(214,721)
Net Increase (Decrease) in Net Assets Resulting from Operations	122,182	279,008	365,980	563,720	8,925	65,755
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	600	600	930	5,466	-	1,050
Transfers between variable and fixed accounts, net	(23,759)	42,547	1,521	(39,786)	(474)	(2,056)
Contract benefits and terminations	(67,912)	(56,018)	(185,656)	(151,049)	(1,129)	(349,158)
Contract charges and deductions	(136)	(165)	(365)	(518)	(30)	(39)
Other	15	12	(560)	(1,115)	10	24
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(91,192)	(13,024)	(184,130)	(187,002)	(1,623)	(350,179)
NET INCREASE (DECREASE) IN NET ASSETS	30,990	265,984	181,850	376,718	7,302	(284,424)
NET ASSETS
Beginning of Year	1,184,297	918,313	2,972,113	2,595,395	64,801	349,225
End of Year	$1,215,287	$1,184,297	$3,153,963	$2,972,113	$72,103	$64,801

	Large-Cap Value		Mid-Cap Growth		Mid-Cap Plus Bond Alpha
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,682)	$(5,691)	$(1,726)	$(2,582)	$(2,418)	$(2,913)
Realized gain (loss) on investments	1,286	352,389	1,221	76,216	1,759	56,924
Change in net unrealized appreciation (depreciation) on investments	10,330	(329,810)	1,513	(76,248)	13,280	(30,839)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,934	16,888	1,008	(2,614)	12,621	23,172
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	2,310	-	350	-	350
Transfers between variable and fixed accounts, net	400	(180)	283	(67)	77	(5,368)
Contract benefits and terminations	(373)	(463,502)	-	(89,202)	-	(71,822)
Contract charges and deductions	-	(11)	-	(3)	(12)	(22)
Other	(1)	19	-	4	(2)	(3)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	26	(461,364)	283	(88,918)	63	(76,865)
NET INCREASE (DECREASE) IN NET ASSETS	9,960	(444,476)	1,291	(91,532)	12,684	(53,693)
NET ASSETS
Beginning of Year	117,249	561,725	122,877	214,409	167,980	221,673
End of Year	$127,209	$117,249	$124,168	$122,877	$180,664	$167,980

See Notes to Financial Statements	SA-7

SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	Small-Cap Equity		Small-Cap Growth		Small-Cap Index
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(28)	$(27)	$(4,921)	$(5,058)	$(1,288)	$(1,970)
Realized gain (loss) on investments	7	6	5,885	33,517	1,012	66,522
Change in net unrealized appreciation (depreciation) on investments	148	173	34,822	(10,720)	10,031	(55,713)
Net Increase (Decrease) in Net Assets Resulting from Operations	127	152	35,786	17,739	9,755	8,839
Increase (Decrease) in Net Assets FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	-	-	-	490
Transfers between variable and fixed accounts, net	-	-	4,677	7,150	-	-
Contract benefits and terminations	-	-	(7,305)	(46,396)	-	(85,535)
Contract charges and deductions	-	-	(49)	(74)	-	-
Other	(1)	(1)	5	3	(5)	(1)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1)	(1)	(2,672)	(39,317)	(5)	(85,046)
NET INCREASE (DECREASE) IN NET ASSETS	126	151	33,114	(21,578)	9,750	(76,207)
NET ASSETS
Beginning of Year	1,996	1,845	342,985	364,563	91,470	167,677
End of Year	$2,122	$1,996	$376,099	$342,985	$101,220	$91,470

	Small-Cap Value		Value		Emerging Markets
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(141)	$(141)	$(1,558)	$(1,435)	$(60)	$(355)
Realized gain (loss) on investments	57	158	1,113	980	35	19,825
Change in net unrealized appreciation (depreciation) on investments	547	461	19,906	8,690	1,225	(18,392)
Net Increase (Decrease) in Net Assets Resulting from Operations	463	478	19,461	8,235	1,200	1,078
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	-	-	-	-
Transfers between variable and fixed accounts, net	75	(72)	-	-	-	-
Contract benefits and terminations	-	-	-	-	-	(35,479)
Contract charges and deductions	(7)	(8)	-	-	-	-
Other	(4)	(1)	(2)	1	(10)	-
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	64	(81)	(2)	1	(10)	(35,479)
NET INCREASE (DECREASE) IN NET ASSETS	527	397	19,459	8,236	1,190	(34,401)
NET ASSETS
Beginning of Year	10,282	9,885	103,982	95,746	3,777	38,178
End of Year	$10,809	$10,282	$123,441	$103,982	$4,967	$3,777

See Notes to Financial Statements	SA-8

SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	International Large-Cap		International Value		Health Sciences
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,104)	$(1,807)	$(4,538)	$(3,945)	$(406)	$(925)
Realized gain (loss) on investments	757	58,140	19,626	10,482	34,620	1,131
Change in net unrealized appreciation (depreciation) on investments	14,986	(51,626)	104,953	555	(28,637)	1,405
Net Increase (Decrease) in Net Assets Resulting from Operations	14,639	4,707	120,041	7,092	5,577	1,611
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	-	-	-	-
Transfers between variable and fixed accounts, net	-	-	(28,183)	10,742	(43,913)	-
Contract benefits and terminations	-	(90,943)	(2,987)	(21,464)	(497)	(508)
Contract charges and deductions	(30)	(35)	(30)	(49)	(8)	(40)
Other	(2)	4	14	2	4	-
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(32)	(90,974)	(31,186)	(10,769)	(44,414)	(548)
NET INCREASE (DECREASE) IN NET ASSETS	14,607	(86,267)	88,855	(3,677)	(38,837)	1,063
NET ASSETS
Beginning of Year	70,140	156,407	273,413	277,090	62,346	61,283
End of Year	$84,747	$70,140	$362,268	$273,413	$23,509	$62,346

	Real Estate		American Funds IS Asset		American Funds IS
	Class I		Allocation Class 4		Growth Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(130)	$(262)	$316	$371	$(2,319)	$(1,537)
Realized gain (loss) on investments	18	12,458	4,912	2,749	15,940	3,544
Change in net unrealized appreciation (depreciation) on investments	174	(10,784)	3,965	5,200	20,000	29,827
Net Increase (Decrease) in Net Assets Resulting from Operations	62	1,412	9,193	8,320	33,621	31,834
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	1,050	-	-	-	-
Transfers between variable and fixed accounts, net	140	(54)	-	-	43,913	-
Contract benefits and terminations	-	(17,628)	-	-	(8,775)	(2,901)
Contract charges and deductions	(9)	(9)	-	-	(8)	(7)
Other	1	(4)	(1)	(2)	(8)	(4)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	132	(16,645)	(1)	(2)	35,122	(2,912)
NET INCREASE (DECREASE) IN NET ASSETS	194	(15,233)	9,192	8,318	68,743	28,922
NET ASSETS
Beginning of Year	9,157	24,390	65,730	57,412	138,253	109,331
End of Year	$9,351	$9,157	$74,922	$65,730	$206,996	$138,253

See Notes to Financial Statements	SA-9

SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024
	American Funds IS		Fidelity VIP Government
	Growth-Income Class 4		Money Market Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(392)	$(239)	$1,204	$1,825
Realized gain (loss) on investments	10,188	2,494	-	-
Change in net unrealized appreciation (depreciation) on investments	(647)	8,043	-	-
Net Increase (Decrease) in Net Assets Resulting from Operations	9,149	10,298	1,204	1,825
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	-	-
Transfers between variable and fixed accounts, net	-	-	2,132	2,702
Contract benefits and terminations	-	-	(11,654)	(1,929)
Contract charges and deductions	(6)	(5)	(4)	(9)
Other	(4)	(6)	7	-
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(10)	(11)	(9,519)	764
NET INCREASE (DECREASE) IN NET ASSETS	9,139	10,287	(8,315)	2,589
NET ASSETS
Beginning of Year	56,676	46,389	53,161	50,572
End of Year	$65,815	$56,676	$44,846	$53,161

See Notes to Financial Statements	SA-10

SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Separate Account B (the “Separate Account”), a separate account of Pacific Life Insurance Company (“Pacific Life”), was established by Pacific Life’s Board of Directors in 1997 to support operations of Pacific Life with respect to certain variable annuity contracts. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2025, the Fund investment options are Pacific Select Fund (See Note 4), American Funds Insurance Series®, and Fidelity Variable Insurance Products Funds (collectively, the “Funds”). The Variable Accounts which have not commenced operations as of December 31, 2025 are not presented in this annual report.

Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account's financial statements.

The Total Return Class I Variable Account was formerly named Managed Bond Class I Variable Account.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable annuity contracts, are obligations of Pacific Life.

The Separate Account funds individual flexible premium deferred variable annuity contracts (the "Contracts"). The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

The fair value of the Variable Account’s investments in mutual funds is based on the computed net asset values (“NAV”) of the corresponding Portfolios, which are obtained from the transfer agents or Fund companies and reflect the fair values of the Portfolio investments. The NAV is calculated daily upon the close of the New York Stock Exchange and is based on the fair values of the underlying securities. Valuation of the underlying securities is discussed in the notes to the Funds’ financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend and capital gain distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account are included within the total operations of Pacific Life, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Section 817(h) of the Internal Revenue Code (“the Code”) requires that the investments of the Separate Account must be adequately diversified in accordance with Treasury regulations in order to qualify as an annuity contract under Section 72 of the Code. The Separate Account complies with the diversification requirements. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law.

D. Recent Accounting Pronouncement

The Financial Accounting Standards Board recently adopted Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The Separate Account’s adoption of the new standard impacted financial statement disclosures only and did not affect the Separate Account’s financial position or results of operations. The Chief Executive Officer acts as the Separate Account’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Separate Account. The CODM has concluded that each Variable Account operates as a single operating segment based on the fact that each Portfolio has a single investment goal as disclosed in its prospectus, against which the CODM assesses the performance.

E. Recent Accounting Pronouncement

The Financial Accounting Standards Board recently adopted Accounting Standards Update 2023-09 on improving income tax disclosures ("ASU 2023-09"). Management has reviewed ASU 2023-09 and has determined that there was no impact to the Separate Account Financial Statements.

SA-11

SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (Continued)

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2025.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life deducts from the Separate Account daily charges for mortality and expense risks (“M&E”) and administrative fees Pacific Life assumes at an annual rate of 1.25% and 0.15%, respectively, of the average daily net assets of each Variable Account and result in a direct reduction in unit values. The mortality risk assumed by Pacific Life is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. Pacific Life also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is that expenses incurred in administering the Contracts and the Separate Account will exceed the amounts realized from fees and charges assessed against the Contracts. M&E fees and administrative fees are included in the Statements of Operations.

Under the Contracts, Pacific Life also makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any state premium taxes, and any withdrawal and surrender charges, and are shown as a decrease in net assets from contract owner transactions in the accompanying Statements of Changes in Net Assets. For some Contracts, a surrender charge is imposed if the Contract partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. These fees and charges are assessed directly to each Contract owner account through redemption of units. Withdrawal and surrender charges are included in contract benefits and terminations, and maintenance fees and any state premium taxes are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

The assets of certain Variable Accounts invest in Class I or Class P shares of the corresponding Portfolios of Pacific Select Fund ("PSF"). Pursuant to PSF's Investment Advisory Agreement, each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC ("PLFA"), a wholly-owned subsidiary of Pacific Life. Pursuant to PSF's Administration Agreement, each Portfolio of PSF also compensates Pacific Life and PLFA for administrative services to PSF that are outside the scope of the Investment Adviser's responsibilities under the Investment Advisory Agreement. Each Portfolio of PSF also pays a class-specific non-12b-1 service fee for Class I shares to Pacific Select Distributors, LLC ("PSD"), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF's non-12b-1 Service Plan. The advisory fee, administration fee, and service fee rates are disclosed in the notes to financial statements of PSF, which are provided separately. For the year ended December 31, 2025, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.04% to 0.90%, Pacific Life and PLFA received net administration fees at effective annual rates ranging from 0.00675% to 0.0160%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only, all of which are based on the average daily net assets of each Portfolio. There was no investment by this Separate Account in Class P shares of PSF during the year ended December 31, 2025.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of the Contracts funded by interests in the Separate Account, without remuneration from the Separate Account.

6. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices (unadjusted) in active markets for identical holdings

Level 2 – Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 – Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts' holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2025, the Variable Accounts' holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

SA-12

SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (Continued)

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2025 and 2024 were as follows:

	2025			2024
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Diversified Bond Class I	-	(1)	(1)	-	(305)	(305)
High Yield Bond Class I	5	(3)	2	6	(1)	5
Inflation Managed Class I	80	(54)	26	119	(16)	103
Total Return Class I	1,825	(2,192)	(367)	2,501	(1,156)	1,345
Short Duration Bond Class I	-	(611)	(611)	12	(9,372)	(9,360)
Focused Growth Class I	-	(544)	(544)	25	(8,504)	(8,479)
Growth Class I	39	(1,689)	(1,650)	1,801	(1,984)	(183)
Large-Cap Core Class I	441	(5,139)	(4,698)	343	(5,652)	(5,309)
Large-Cap Growth Class I	27	(67)	(40)	42	(10,614)	(10,572)
Large-Cap Value Class I	13	(12)	1	64	(11,604)	(11,540)
Mid-Cap Growth Class I	14	(5)	9	18	(2,966)	(2,948)
Mid-Cap Plus Bond Alpha Class I	3	(2)	1	6	(1,151)	(1,145)
Small-Cap Equity Class I	-	-	-	-	-	-
Small-Cap Growth Class I	227	(323)	(96)	309	(1,879)	(1,570)
Small-Cap Index Class I	-	-	-	15	(2,573)	(2,558)
Small-Cap Value Class I	4	(2)	2	1	(3)	(2)
Value Class I	-	-	-	-	-	-
Emerging Markets Class I	-	-	-	-	(1,148)	(1,148)
International Large-Cap Class I	-	(1)	(1)	-	(4,193)	(4,193)
International Value Class I	162	(1,534)	(1,372)	791	(1,369)	(578)
Health Sciences Class I	-	(572)	(572)	-	(7)	(7)
Real Estate Class I	2	-	2	17	(244)	(227)
American Funds IS Asset Allocation Class 4	-	-	-	-	-	-
American Funds IS Growth Class 4	1,219	(228)	991	-	(88)	(88)
American Funds IS Growth-Income Class 4	-	-	-	-	-	-
Fidelity VIP Government Money Market Service Class	232	(1,173)	(941)	275	(196)	79

SA-13

SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (Continued)

8. FINANCIAL HIGHLIGHTS

A summary of accumulation unit values ("AUV"), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Diversified Bond Class I
2025	$14.22	1,533	$21,793	0.00%	1.40%	6.35%
2024	13.37	1,534	20,506	0.00%	1.40%	0.20%
2023	13.34	1,839	24,541	0.00%	1.40%	2.17%
2022	13.06	652	8,517	0.00%	1.40%	(19.75)%
2021	16.28	654	10,639	0.00%	1.40%	(3.29)%
High Yield Bond Class I
2025	$26.91	780	$20,998	0.00%	1.40%	5.78%
2024	25.44	778	19,781	0.00%	1.40%	5.65%
2023	24.08	773	18,614	0.00%	1.40%	10.67%
2022	21.76	786	17,101	0.00%	1.40%	(11.59)%
2021	24.61	794	19,529	0.00%	1.40%	3.96%
Inflation Managed Class I
2025	$23.01	1,564	$35,982	0.00%	1.40%	6.49%
2024	21.61	1,538	33,234	0.00%	1.40%	0.92%
2023	21.41	1,435	30,713	0.00%	1.40%	2.23%
2022	20.94	1,336	27,989	0.00%	1.40%	(13.10)%
2021	24.10	1,603	38,617	0.00%	1.40%	4.22%
Total Return Class I
2025	$25.72	33,582	$863,773	0.00%	1.40%	7.47%
2024	23.93	33,949	812,528	0.00%	1.40%	1.26%
2023	23.64	32,604	770,618	0.00%	1.40%	5.07%
2022	22.49	33,360	750,401	0.00%	1.40%	(15.21)%
2021	26.53	35,706	947,326	0.00%	1.40%	(2.51)%
Short Duration Bond Class I
2025	$11.49	286	$3,285	0.00%	1.40%	3.95%
2024	11.05	897	9,912	0.00%	1.40%	3.41%
2023	10.69	10,257	109,595	0.00%	1.40%	3.42%
2022	10.33	10,626	109,790	0.00%	1.40%	(5.90)%
2021	10.98	10,656	116,993	0.00%	1.40%	(1.84)%
Equity Index Class I
2025 (4)
2024 (4)
2023 (4)
01/01/2022 - 05/06/2022 (4)	$31.23	-	$-	0.00%	1.40%	(13.55)%
2021	36.13	124	4,488	0.00%	1.40%	26.59%
Focused Growth Class I
2025	$74.00	5,821	$430,785	0.00%	1.40%	16.31%
2024	63.63	6,365	404,977	0.00%	1.40%	26.16%
2023	50.43	14,844	748,633	0.00%	1.40%	36.05%
2022	37.07	14,502	537,566	0.00%	1.40%	(34.72)%
2021	56.78	15,122	858,655	0.00%	1.40%	18.12%
Growth Class I
2025	$56.28	21,595	$1,215,287	0.00%	1.40%	10.46%
2024	50.95	23,245	1,184,297	0.00%	1.40%	29.98%
2023	39.20	23,428	918,313	0.00%	1.40%	33.67%
2022	29.32	24,187	709,283	0.00%	1.40%	(32.17)%
2021	43.23	24,466	1,057,711	0.00%	1.40%	21.71%
Large-Cap Core Class I
2025	$42.55	74,116	$3,153,963	0.00%	1.40%	12.84%
2024	37.71	78,814	2,972,113	0.00%	1.40%	22.23%
2023	30.85	84,123	2,595,395	0.00%	1.40%	25.30%
2022	24.62	90,325	2,224,058	0.00%	1.40%	(21.72)%
2021	31.45	93,890	2,953,186	0.00%	1.40%	25.99%

SA-14

SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Large-Cap Growth Class I
2025	$41.19	1,750	$72,103	0.00%	1.40%	13.79%
2024	36.20	1,790	64,801	0.00%	1.40%	28.15%
2023	28.25	12,362	349,225	0.00%	1.40%	43.11%
2022	19.74	12,402	244,825	0.00%	1.40%	(38.76)%
2021	32.24	12,234	394,368	0.00%	1.40%	18.60%
Large-Cap Value Class I
2025	$45.18	2,816	$127,209	0.00%	1.40%	8.44%
2024	41.66	2,815	117,249	0.00%	1.40%	6.46%
2023	39.13	14,355	561,725	0.00%	1.40%	13.32%
2022	34.53	13,980	482,748	0.00%	1.40%	(7.93)%
2021	37.50	14,015	525,599	0.00%	1.40%	24.36%
Mid-Cap Growth Class I
2025	$32.06	3,873	$124,168	0.00%	1.40%	0.80%
2024	31.80	3,864	122,877	0.00%	1.40%	1.04%
2023	31.48	6,812	214,409	0.00%	1.40%	17.96%
2022	26.68	8,283	221,015	0.00%	1.40%	(31.69)%
2021	39.06	9,907	386,980	0.00%	1.40%	15.05%
Mid-Cap Plus Bond Alpha Class I
2025	$78.18	2,311	$180,664	0.00%	1.40%	7.50%
2024	72.73	2,310	167,980	0.00%	1.40%	13.34%
2023	64.16	3,455	221,673	0.00%	1.40%	13.75%
2022	56.41	3,376	190,417	0.00%	1.40%	(18.41)%
2021	69.13	3,544	244,998	0.00%	1.40%	14.78%
Small-Cap Equity Class I
2025	$42.40	50	$2,122	0.00%	1.40%	6.34%
2024	39.87	50	1,996	0.00%	1.40%	8.16%
03/23/2023 - 12/31/2023	36.86	50	1,845	0.00%	1.40%	16.41%
Small-Cap Growth Class I
2025	$28.16	13,356	$376,099	0.00%	1.40%	10.44%
2024	25.50	13,452	342,985	0.00%	1.40%	5.06%
2023	24.27	15,022	364,563	0.00%	1.40%	12.62%
2022	21.55	15,273	329,139	0.00%	1.40%	(30.90)%
2021	31.19	14,888	464,289	0.00%	1.40%	0.28%
Small-Cap Index Class I
2025	$39.71	2,549	$101,220	0.00%	1.40%	10.66%
2024	35.88	2,549	91,470	0.00%	1.40%	9.29%
2023	32.83	5,107	167,677	0.00%	1.40%	14.59%
2022	28.65	5,255	150,565	0.00%	1.40%	(21.96)%
2021	36.72	5,567	204,380	0.00%	1.40%	12.65%
Small-Cap Value Class I
2025	$57.18	189	$10,809	0.00%	1.40%	4.23%
2024	54.85	187	10,282	0.00%	1.40%	4.70%
2023	52.39	189	9,885	0.00%	1.40%	6.04%
2022	49.41	187	9,216	0.00%	1.40%	(17.96)%
2021	60.23	253	15,219	0.00%	1.40%	33.72%
Value Class I
2025	$31.00	3,982	$123,441	0.00%	1.40%	18.71%
2024	26.11	3,982	103,982	0.00%	1.40%	8.60%
2023	24.05	3,982	95,746	0.00%	1.40%	2.33%
2022	23.50	3,982	93,565	0.00%	1.40%	(1.91)%
2021	23.96	3,982	95,391	0.00%	1.40%	19.95%
Emerging Markets Class I
2025	$38.14	130	$4,967	0.00%	1.40%	31.51%
2024	29.00	130	3,777	0.00%	1.40%	(2.90)%
2023	29.87	1,278	38,178	0.00%	1.40%	7.44%
2022	27.80	1,198	33,315	0.00%	1.40%	(26.31)%
2021	37.73	1,198	45,210	0.00%	1.40%	(9.56)%

SA-15

SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
International Large-Cap Class I
2025	$25.87	3,276	$84,747	0.00%	1.40%	20.87%
2024	21.40	3,277	70,140	0.00%	1.40%	2.23%
2023	20.94	7,470	156,407	0.00%	1.40%	17.01%
2022	17.89	7,530	134,742	0.00%	1.40%	(16.37)%
2021	21.40	7,532	161,158	0.00%	1.40%	13.18%
International Small-Cap Class I
2025 (4)
2024 (4)
01/01/2023 - 05/04/2023 (4)	$14.19	-	$-	0.00%	1.40%	7.54%
2022	13.20	3,317	43,775	0.00%	1.40%	(18.24)%
2021	16.14	5,349	86,358	0.00%	1.40%	12.29%
International Value Class I
2025	$26.29	13,778	$362,268	0.00%	1.40%	45.69%
2024	18.05	15,150	273,413	0.00%	1.40%	2.44%
2023	17.62	15,728	277,090	0.00%	1.40%	18.54%
2022	14.86	17,982	267,255	0.00%	1.40%	(2.63)%
2021	15.26	19,751	301,493	0.00%	1.40%	18.69%
Health Sciences Class I
2025	$83.91	280	$23,509	0.00%	1.40%	14.67%
2024	73.17	852	62,346	0.00%	1.40%	2.58%
2023	71.33	859	61,283	0.00%	1.40%	1.99%
2022	69.94	866	60,590	0.00%	1.40%	(7.11)%
2021	75.30	875	65,898	0.00%	1.40%	10.82%
Real Estate Class I
2025	$74.20	126	$9,351	0.00%	1.40%	0.70%
2024	73.68	124	9,157	0.00%	1.40%	6.01%
2023	69.50	351	24,390	0.00%	1.40%	11.45%
2022	62.36	389	24,287	0.00%	1.40%	(26.67)%
2021	85.05	418	35,516	0.00%	1.40%	38.37%
American Funds IS Asset Allocation Class 4
2025	$21.16	3,540	$74,922	1.85%	1.40%	13.98%
2024	18.57	3,540	65,730	2.00%	1.40%	14.49%
2023	16.22	3,540	57,412	2.05%	1.40%	12.44%
2022	14.42	3,542	51,088	1.69%	1.40%	(14.86)%
2021	16.94	3,544	60,038	1.36%	1.40%	13.25%
American Funds IS Growth Class 4
2025	$43.88	4,717	$206,996	0.13%	1.40%	18.26%
2024	37.11	3,726	138,253	0.17%	1.40%	29.46%
2023	28.66	3,814	109,331	0.18%	1.40%	36.22%
2022	21.04	3,951	83,129	0.10%	1.40%	(31.09)%
2021	30.53	4,097	125,075	0.06%	1.40%	19.99%
American Funds IS Growth-Income Class 4
2025	$30.58	2,152	$65,815	0.75%	1.40%	16.13%
2024	26.34	2,152	56,676	0.95%	1.40%	22.19%
2023	21.55	2,152	46,389	1.02%	1.40%	24.08%
2022	17.37	3,975	69,052	0.94%	1.40%	(17.86)%
2021	21.15	5,088	107,598	0.96%	1.40%	22.08%
Fidelity VIP Government Money Market Service Class
2025	$10.30	4,353	$44,846	3.96%	1.40%	2.59%
2024	10.04	5,294	53,161	4.88%	1.40%	3.54%
2023	9.70	5,215	50,572	4.69%	1.40%	3.35%
2022	9.38	5,382	50,500	1.32%	1.40%	(0.04)%
2021	9.39	5,755	54,028	0.01%	1.40%	(1.38)%

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as mortality and expense risk ("M&E") fees that are assessed against contract owner accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(2)	The expense ratios represent annualized contract fees and expenses of the Separate Account divided by the average daily net assets for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 4 in Notes to Financial Statements). The expense ratios for periods of less than one full year are annualized.

SA-16

SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (Continued)

(3)	Total returns reflect changes in unit values of the underlying portfolios and deductions for M&E and administrative fees assessed through the daily AUV calculation. These fees are assessed at an annual rate of 1.40% of the average daily net assets of each variable account as discussed in Note 4 in Notes to Financial Statements. Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(4)	There has been no activity in the Equity Index Class I and International Small-Cap Class I Variable Accounts since May 6, 2022 and May 4, 2023, respectively.

SA-17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Separate Account B of Pacific Life Insurance Company (the "Separate Account") comprising the variable accounts listed in Appendix A, including the schedules of investments as of December 31, 2025, the related statements of operations and statements of changes in net assets for the periods indicated in Appendix A, and the related notes which include financial highlights (collectively referred to as the ”financial statements and financial highlights”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Separate Account B of Pacific Life Insurance Company as of December 31, 2025, and the results of their operations and changes in their net assets for the periods indicated in Appendix A in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Accounts’ management. Our responsibility is to express an opinion on the Separate Accounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Accounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

March 13, 2026

We have served as the auditor of Separate Account B of Pacific Life Insurance Company since 1997.

SA-18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A

Variable Account Comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets
Diversified Bond Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
High Yield Bond Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Inflation Managed Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Short Duration Bond Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Total Return Class I (formerly Managed Bond Class I)	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Focused Growth Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Growth Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Large-Cap Core Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Large-Cap Growth Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Large-Cap Value Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Mid-Cap Growth Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Mid-Cap Plus Bond Alpha Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Small-Cap Equity Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Small-Cap Growth Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Small-Cap Index Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Small-Cap Value Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Value Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Emerging Markets Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
International Large-Cap Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
International Value Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Health Sciences Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Real Estate Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS Asset Allocation Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS Growth Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS Growth-Income Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Government Money Market Service Class	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025

SA-19

PACIFIC LIFE INSURANCE COMPANY

Financial Statements - Statutory Basis

as of December 31, 2025 and 2024 and

for the years ended December 31, 2025, 2024 and 2023,

Supplemental Schedule of Selected Financial Data

as of and for the year ended December 31, 2025,

Supplemental Summary Investment Schedule,

Supplemental Schedule of Investment Risk Interrogatories,

and Supplemental Schedule of Reinsurance Disclosures

as of December 31, 2025

and Independent Auditor's Report

INDEPENDENT AUDITOR’S REPORT

Pacific Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of Pacific Life Insurance Company (the “Company”), which comprise the statements of admitted assets, liabilities, and capital and surplus—statutory basis as of December 31, 2025 and 2024, and the related statements of operations—statutory basis, capital and surplus—statutory basis, and cash flows—statutory basis for each of the three years in the period ended December 31, 2025, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance as described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Nebraska Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error. In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, the supplemental schedule of investment risk interrogatories, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2025 are presented for purposes of additional analysis and are not a required part of the 2025 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Costa Mesa, California
March 17, 2026

Pacific Life Insurance Company

S T A T E M E N T S   O F   A D M I T T E D   A S S E T S,

L I A B I L I T I E S   A N D   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	December 31,
(In Millions, except share data)	2025	2024
ADMITTED ASSETS
Bonds	$91,537	$82,251
Preferred stocks	57	1
Common stocks	754	755
Mortgage loans	21,862	19,596
Real estate	63	70
Cash, cash equivalents and short-term investments	2,431	2,864
Contract loans	8,795	8,527
Derivatives	3,866	3,209
Securities lending reinvested collateral assets	5,523	1,793
Other invested assets	18,554	13,563
Investment income due and accrued	1,117	945
Net deferred tax asset	824	1,009
Other assets	2,070	2,516
Separate account assets	82,989	72,114

TOTAL ADMITTED ASSETS	$240,442	$209,213

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
Aggregate reserves	$75,450	$73,036
Liability for deposit-type contracts	37,682	28,797
Transfers to separate accounts due or accrued, net	(776)	(467)
Funds held under coinsurance	15,144	13,259
Other liabilities	12,421	8,275
Asset valuation reserve	2,955	2,050
Separate account liabilities	82,989	72,114
TOTAL LIABILITIES	225,865	197,064
Capital and Surplus:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in surplus	2,536	2,536
Other surplus adjustments	77	80
Special surplus funds	554	491
Unassigned surplus	9,175	7,557
Surplus notes	2,205	1,455
TOTAL CAPITAL AND SURPLUS	14,577	12,149

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$240,442	$209,213

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   O P E R A T I O N S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2025	2024	2023
REVENUES
Premiums and annuity considerations	$18,161	$13,678	$3,955
Net investment income	4,640	3,946	3,818
Reserve adjustments on reinsurance ceded	965	(1,023)	(526)
Separate account fees	1,473	1,406	1,329
Other income	525	394	169
TOTAL REVENUES	25,764	18,401	8,745

BENEFITS AND EXPENSES
Current and future policy benefits	22,543	16,624	7,702
Commission expense	1,597	1,563	1,078
Operating expenses	2,081	1,787	1,177
TOTAL BENEFITS AND EXPENSES	26,221	19,974	9,957

NET LOSS BEFORE FEDERAL INCOME TAXES	(457)	(1,573)	(1,212)
Federal income tax expense (benefit)	243	79	(26)

NET LOSS FROM OPERATIONS	(700)	(1,652)	(1,186)
Net realized capital gains less tax	2,266	1,830	1,237

NET INCOME	$1,566	$178	$51

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

(In Millions)	Common Stock	Paid-in Surplus	Other Surplus Adjustments	Special Surplus Funds	Unassigned Surplus	Surplus Notes	Total
BALANCES, JANUARY 1, 2023	$30	$2,536	$91	$328	$7,129	$1,588	$11,702
Net income (loss)				(108)	159		51
Change in net unrealized capital gains (losses) less tax				(32)	113		81
Change in net deferred income tax					94		94
Change in nonadmitted assets					233		233
Change in asset valuation reserve					(252)		(252)
Surplus contributed to separate accounts					(198)		(198)
Other changes in surplus in separate accounts					198		198
Other surplus adjustment for derivatives			(8)				(8)
Prior period adjustment				26	(5)		21
Net change in surplus notes						(133)	(133)
Other surplus adjustments				17	(14)		3
BALANCES, DECEMBER 31, 2023	30	2,536	83	231	7,457	1,455	11,792
Net income				6	172		178
Change in net unrealized capital gains less tax				176	294		470
Change in net deferred income tax					58		58
Change in nonadmitted assets					147		147
Change in asset valuation reserve					(627)		(627)
Surplus contributed to separate accounts					(120)		(120)
Other changes in surplus in separate accounts					120		120
Other surplus adjustment for derivatives			(3)				(3)
Reinsurance gain deferral					134		134
Other surplus adjustments				78	(78)		—
BALANCES, DECEMBER 31, 2024	30	2,536	80	491	7,557	1,455	12,149
Net income (loss)				(17)	1,583		1,566
Change in net unrealized capital gains (losses) less tax				(29)	504		475
Change in net deferred income tax					(70)		(70)
Change in nonadmitted assets					137		137
Change in asset valuation reserve					(905)		(905)
Surplus contributed to separate accounts					(104)		(104)
Other changes in surplus in separate accounts					117		117
Dividend to parent					(50)		(50)
Other surplus adjustment for derivatives			(3)				(3)
Net change in surplus notes						750	750
Reinsurance gain deferral					517		517
Other surplus adjustments				109	(111)		(2)
BALANCES, DECEMBER 31, 2025	$30	$2,536	$77	$554	$9,175	$2,205	$14,577

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2025	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected, net of reinsurance	$19,739	$14,884	$15,354
Net investment income	5,735	4,649	3,826
Other income	3,142	878	1,115
Benefits and loss related payments	(18,208)	(15,932)	(14,755)
Net transfers (to) from separate accounts	(2,386)	632	40
Commissions, expenses paid and other deductions	(3,810)	(3,397)	(2,304)
Dividends paid to policyholders	(8)	(8)	(8)
Federal income taxes recovered, net	391	26	4
NET CASH PROVIDED BY OPERATING ACTIVITIES	4,595	1,732	3,272

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
Bonds	21,655	12,064	6,211
Stocks	188	64	124
Mortgage loans	1,993	1,048	984
Other invested assets	3,568	6,351	5,634
Miscellaneous proceeds	3,030	4,050	2,705
Cost of investments acquired:
Bonds	(30,738)	(18,126)	(9,359)
Stocks	(157)	(72)	(66)
Mortgage loans	(4,239)	(2,344)	(790)
Other invested assets	(7,498)	(8,137)	(6,232)
Miscellaneous applications	(6,472)	(2,209)	(1,986)
Net increase in contract loans	(269)	(339)	(590)
NET CASH USED IN INVESTING ACTIVITIES	(18,939)	(7,650)	(3,365)

CASH FLOWS FROM FINANCING AND MISCELLANEOUS ACTIVITIES
Net deposits on deposit-type contracts	8,236	6,557	2,975
Issuance of surplus note	750
Redemption of surplus notes			(134)
Dividend to parent	(50)
Other cash provided (applied)	4,975	(793)	(618)
NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS ACTIVITIES	13,911	5,764	2,223

Net change in cash, cash equivalents and short-term investments	(433)	(154)	2,130
Cash, cash equivalents and short-term investments, beginning of year	2,864	3,018	888

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$2,431	$2,864	$3,018
(Continued)

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2025	2024	2023
(Continued)
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Interest paid	$83	$81	$112
NON-CASH TRANSACTIONS
Net non-cash premiums ceded in reinsurance transactions	1,505	1,041	11,349
Bond exchanges	1,086	828	629
Other invested assets transferred to affiliated fund	203	95	1,043
Low-income housing tax credit	299	50
Bond interest in-kind received	36	38	1
Asset transfer due to novation of reinsurance treaty	37	564
Transfer of assets between investment types	174	108	123
Premiums received as asset in-kind and interest purchased and transferred to separate account		423
Mortgage loan foreclosed and collateral directly contributed to affiliate		245
Bond dividends received from Pacific Alliance Reinsurance Company of Vermont		49
Federal tax credits received		173	257
Stocks disposed and acquired			184
Assets in-kind received due to sale of Pacific Asset Management, LLC			169
Assets in-kind transferred to Pacific Life & Annuity Company			49

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S - S T A T U T O R Y   B A S I S

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Pacific Life Insurance Company (Pacific Life or the Company) was established in 1868 and is a stock life insurance company domiciled in the State of Nebraska. The Company is a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. Pacific LifeCorp is a wholly owned subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company.

The Company and its subsidiaries have primary business operations in the United States consisting of life insurance, annuities, and reinsurance. The Company provides life insurance products, individual annuities and mutual funds, and investment products and services to individuals and businesses.

BASIS OF PRESENTATION

The Company prepares its financial statements - statutory basis in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the NE DOI. Prescribed statutory accounting practices include state laws and regulations. Additionally, the Director of the NE DOI has the right to permit other specific practices, which deviate from prescribed practices.

During 2024, the Company applied Nebraska Revised Statute 44-2222 to its non-insulated separate account for its registered index-linked annuities product in order to align with how the Company manages and measures the overall general account portfolio. The state prescribed practice allows for assets, other than derivatives, to be transferred between the general account and non-insulated separate account at book value instead of fair value, in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 56, Separate Accounts. For the years ended December 31, 2025 and 2024, there were no assets transferred between the general account and non-insulated separate account.

The NE DOI approved a permitted accounting practice, effective January 1, 2022, allowing the Company to calculate the policy reserves for funding agreements based on a methodology that differs from the NAIC SAP. Policy reserves for funding agreements were calculated based on SSAP No. 52, Deposit-Type Contracts, and the reserving methodologies in Appendices A-820 and A-822 which utilized a reference rate in the valuation interest rate calculation based on an average of a historical twelve-month period ending on June 30 of the calendar year of issue or purchase. In the permitted practice, the Company utilized a reference rate in the valuation interest rate calculation based on the day of the funding agreement issuance which resulted in a policy reserve less than or equal to the NAIC SAP policy reserve.

The NAIC's Life Actuarial Task Force adopted Amendment Proposal Form 2024-05 for the 2025 Valuation Manual (VM), which allows a monthly determination of the statutory maximum valuation rate for the Company's funding agreements, with domiciliary Commissioner approval. The Company received Commissioner approval to determine statutory maximum valuation rates as described in VM Section II Subsection 3(C) for contracts issued on or after January 1, 2017 (the operative date of the VM), effective January 1, 2025. The Company shall continue to determine statutory maximum valuation rates using the same methodology for future valuations. The Company's permitted practice was no longer used subsequent to December 31, 2024.

The following table reconciles the Company's net income and statutory capital and surplus between NAIC SAP and practices prescribed or permitted by the NE DOI:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Net income, Nebraska basis	$1,566	$178	$51
State permitted practice:
Change in policy reserves		(8)	21
Net income, NAIC SAP	$1,566	$186	$30

	December 31,
	2025	2024
	(In Millions)
Statutory capital and surplus, Nebraska basis	$14,577	$12,149
State permitted practice:
Change in policy reserves		29
Statutory capital and surplus, NAIC SAP	$14,577	$12,120

NAIC SAP and accounting practices prescribed or permitted by the NE DOI differ in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), which in some cases may be material. See Note 2.

In September 2023, the Company signed an indemnity reinsurance agreement with Hannover Life Reassurance Company of America (Bermuda) LTD to cede risks under certain indexed universal life insurance policies issued by the Company. Upon inception of the agreement, the Company recognized a funds held under coinsurance balance and a reduction to aggregate reserves. See Note 10.

Effective September 2024, the Company entered into a coinsurance with funds withheld agreement to cede certain group annuities to Pacific Life Re Global Limited (RGBM), a wholly-owned indirect subsidiary of Pacific LifeCorp domiciled in Bermuda. Upon inception of the agreement, the Company recognized additional funds held under coinsurance balance and a reduction to aggregate reserves. See Note 10.

In August 2025, the Company and its subsidiary Pacific Life & Annuity Company (PL&A) entered into an assumption reinsurance agreement to assume certain annuity obligations of an insolvent insurer. In December 2025, the court was petitioned to approve the agreement and the related transaction. The hearing on the petition is scheduled for March 2026. See Note 10.

Effective September 2025, the Company entered into a modified coinsurance agreement to cede certain group annuities to RGBM. As part of this agreement, the Company recognized a gain in surplus. The Company also amended and restated its September 2024 coinsurance with funds withheld agreement with RGBM to cede an additional block of certain group annuities. As part of the new agreement, the Company recognized a reserve credit and a gain in surplus. See Note 10.

During 2025, the Company determined the balances associated with certain other assets and other liabilities were not properly classified as of December 31, 2024, resulting in an understatement of other assets and other liabilities of $93 million. There was no impact to surplus or net income (loss).

Subsequent to the filing of the Company's 2025 Annual Statement, the Company determined that the disclosure of premiums, considerations or deposits related to separate accounts without guarantees was not properly presented for the year ended December 31, 2025, which resulted in a disclosure understatement of $4.1 billion. The amount was correctly disclosed in the audited financial statements - statutory basis (see Note 17). There was no impact to assets, liabilities, surplus or net income (loss).

The Company has evaluated events subsequent to December 31, 2025 through the date the financial statements - statutory basis were available to be issued and has concluded that no events have occurred that require adjustments to these financial statements - statutory basis.

USE OF ESTIMATES

The preparation of financial statements - statutory basis in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements - statutory basis and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2025, the Company adopted revisions to SSAP No. 21, Other Admitted Assets, SSAP No. 26, Bonds, SSAP No. 41, Surplus Notes, and SSAP No. 43, Asset-Backed Securities, as part of the Principles-Based Bond Definition Project. These revisions define bonds as any security representing a creditor relationship, whereby there is a fixed schedule for one or more future payments, which qualifies as either an issuer credit obligation or an asset-backed security, previously referred to collectively as loan-backed and structured securities (LBASS). The Company adopted the new guidance on a prospective basis, along with the corresponding changes to disclosures in Notes 3 and 4. Changes in measurement for securities reclassified under the bond definition are reported in surplus as change in net unrealized capital gains (losses) less tax. Securities with a change in measurement basis had a carrying value of $13 million as of December 31, 2024 and resulted in an aggregate surplus impact of $0.4 million.

In January 2024, the NAIC adopted Interpretation 23-04, Scottish Re Life Reinsurance Liquidation Questions, which addresses accounting and reporting for reinsurance receivables from Scottish Re's estate including impairment analysis and admissibility of reinsurance recoverables. This interpretation is to be applied generically. See Note 10.

Effective August 2023, the Company adopted revisions in Interpretation 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (INT 23-01), that amends SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve, and the annual statement instructions for the reporting of net negative (disallowed) interest maintenance reserve (IMR) which provides optional, limited-time guidance allowing the admittance of net negative (disallowed) IMR up to 10% of adjusted capital and surplus. As detailed within the additional revisions adopted in August 2025, this change will be effective until December 31, 2026, and automatically nullified on January 1, 2027, but the effective date can be adjusted. See Note 3 for additional disclosures.

INVESTMENTS

Bonds not backed by other loans are generally stated at amortized cost using the effective interest method. Bonds, including asset-backed securities, with a NAIC designation of 6 are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual bonds that do not possess or no longer possess an effective call option shall be reported at fair value regardless of NAIC designation, otherwise reported at amortized cost. Securities that do not meet the definition of a bond are carried at the lower of cost or market and reported as other invested assets.

Asset-backed securities are generally stated at amortized cost using the effective interest method. Income is determined considering anticipated cash flows based on industry prepayment models and internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation. For asset-backed securities purchased with high credit quality and fixed interest rates, the effective yield is recalculated on a retrospective basis. For all other asset-backed securities, including those where cash flows are deemed other than temporarily impaired, effective yield is recalculated on a prospective basis.

Preferred stocks are generally stated at amortized cost. Preferred stocks designated as low quality, lower quality and in or near default are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual preferred stocks are reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Investments in unaffiliated common stocks are valued at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Investments in common stock of subsidiary, controlled and affiliated (SCA) insurance companies are carried at the statutory capital and surplus of the entity. Investments in non-insurance SCA entities are carried at the audited U.S. GAAP equity of the investee, with adjustments taken based on statutory principles of accounting when required. The carrying value of non-insurance SCAs where an audit was not performed are nonadmitted.

Distributions to the Company from subsidiaries, reflecting net revenues and expenses, net of taxes, are recorded by the Company as net investment income when declared, with a corresponding reduction to unassigned surplus, to the extent they are not in excess of undistributed accumulated earnings. Any dividends declared in excess of the undistributed accumulated earnings are recorded as a return of capital which is a reduction of the investment. Any undistributed net revenue and expense, net of tax, is recorded to unassigned surplus as a change in net unrealized capital gains (losses) less tax.

The Company has investments in mutual funds managed by affiliates. Investments in affiliated mutual funds are carried at fair value. Investments in affiliated bonds are generally valued at amortized cost except those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value.

Other than temporary impairment (OTTI) evaluation is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates investments for potential OTTI at least on a quarterly basis.

The Company writes down all investments that are deemed to be other than temporarily impaired in the period the securities are deemed to be impaired. Investments in common stock, preferred stock, and bonds, except for asset-backed securities, are written down to fair value. Investments in asset-backed securities are written down to the present value of cash flows expected to be collected, discounted at the security's effective interest rate. Any investment that the Company intends to sell at a realized loss or would be required to sell at a realized loss prior to recovery is written down to fair value. The Company records OTTI in net realized capital gains (losses) less tax.

In determining whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: the extent and duration of the decline in value, the reasons for the decline (credit event, currency or interest rate related, including spread widening), the Company’s inability or lack of intent to retain the investment for a period of time sufficient to recover the amortized cost basis, and the performance of the security’s underlying collateral and projected future cash flows. In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees, unamortized premiums and discounts, and impairment losses. Mortgage loans on real estate do not include accrued interest, which is included in investment income due and accrued.

The Company accrues interest income on impaired loans and bonds to the extent it is deemed collectible, and the loans and bonds continue to perform under their original or restructured contractual terms. If any interest income due and accrued is deemed uncollectible, interest accrual ceases and previously accrued amounts are written off. Accrued interest income more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued over 90 days past due is nonadmitted. The Company generally recognizes interest income on its impaired loans upon receipt. Gross and admitted amounts for interest income due and accrued were $1.1 billion and $945 million as of December 31, 2025 and 2024, respectively. The cumulative amount of paid-in-kind interest included in the principal balance was $77 million and $50 million as of December 31, 2025 and 2024, respectively.

Investment real estate is valued at the lower of depreciated cost or market, less related mortgage debt, cumulative write downs and valuation adjustments. Depreciation of investment real estate is computed using the straight line method over estimated useful lives, which range from 5 to 50 years. Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period. When the future estimated undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property is considered impaired and is written down to its fair value through net realized capital gains (losses) less tax.

Short-term investments are stated at amortized cost and approximate fair value. Short-term investments include, but are not limited to, bonds and commercial paper whose maturities at the time of purchase were greater than three months and less than or equal to one year. Cash and cash equivalents are stated at amortized cost and approximate fair value. Cash and cash equivalents include money market instruments, cash on deposit and highly liquid debt instruments with maturities of three months or less from purchase date.

Contract loans are carried at their unpaid principal balance.

The Company generally carries its investments in joint ventures, partnerships and limited liability companies based on the underlying audited U.S. GAAP equity of the investee. These investments include affiliated companies as well as those where the Company has minor ownership interests. These assets are reported in other invested assets with changes in value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. An impairment occurs if it is probable that the Company will be unable to recover the carrying amount of the investment. The investment is written down to fair value as the new cost basis, and OTTI is recorded in net realized capital gains (losses) less tax.

The Company records investments in tax credit structures, including remaining unfunded commitments, within other invested assets at amortized cost and amortizes the excess of the carrying value over the estimated residual value into net investment income using the proportional amortization method. The Company records the federal tax credits from investments in tax credit structures as a reduction to federal income tax expense in the year allocated and records state tax credits from investments in tax credit structures as a reduction to operating expenses in the year allocated. The Company recognizes federal and state tax benefits other than tax credits as a component of federal income tax expense and operating expenses, respectively, when allocated.

The Company is the owner and beneficiary of life insurance policies captured under SSAP No. 21, Other Admitted Assets. As of December 31, 2025, the cash surrender value was $545 million, which consisted of 51% of stocks, 48% other invested assets, and 1% of cash and short-term investments. As of December 31, 2024, the cash surrender value was $254 million, which consisted of 99% stocks and 1% cash and short-term investments.

DERIVATIVE INSTRUMENTS

The Company applies hedge accounting as prescribed by SSAP No. 86, Derivatives, by designating derivative instruments as either fair value or cash flow hedges. To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and throughout the life of the hedging relationship.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered effective hedges and are reported in the financial statements - statutory basis in a manner consistent with the hedged asset or liability (amortized cost or fair value). Changes in the carrying value of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the carrying value of the hedged asset or liability are recorded. For foreign currency swaps, changes in fair value attributable to changes in foreign exchange rates are reflected as adjustments to unassigned surplus as a change in net unrealized capital gains (losses) less tax consistent with the hedged items.

To the extent the Company chooses not to designate a derivative as a hedge or the designated derivative no longer meets the criteria of an effective hedge, the derivative is accounted for at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. When these derivative instruments are terminated, the gains and losses are reported as net realized capital gains (losses) less tax.

The carrying value of derivatives is calculated based on the gross derivative asset or liability position. If the carrying value of the derivative is positive, the amount is recorded in derivatives. If the carrying value of the derivative is negative, the amount is recorded in other liabilities. The Company’s receivable for the return of cash collateral pledged is recorded in other invested assets. The Company’s obligation to return cash collateral received is recorded in other liabilities.

Gains and losses on terminated derivative instruments that are hedging bonds are subject to the IMR. Gains and losses on terminated forward starting swap positions that are hedging anticipatory purchases of bonds are deferred to unearned investment income, included in other liabilities, if the effective date of the forward starting swap is beyond the current fiscal year. Once the effective date is within the current fiscal year, the gains and losses are transferred from unearned investment income to the IMR and amortized to net investment income over the life of the bond. Gains and losses on terminated derivative instruments that are hedging the surplus notes are recorded directly to surplus in other surplus adjustments and amortized as an increase in net investment income over the life of the surplus notes utilizing the effective interest method.

Periodic net settlements on derivatives designated as hedges are recorded on an accrual basis consistent with the hedged items and for hedging derivatives designated under SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees, in net investment income. Periodic net settlements on derivatives not designated as hedging are recorded on an accrual basis in net investment income.

The Company also applies hedge accounting as prescribed by SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees. Designated derivatives are reported at fair value and fair value fluctuations attributable to the hedged risk that offsets the current period change in the designated portion of the VM-21 reserve liability are reported in net realized capital gains (losses) less tax. Fair value fluctuations attributable to the hedged risk that do not offset the current period change in the designated portion of the VM-21 reserve liability are recognized as a deferred asset (admitted) reported in other assets or or a deferred liability in other liabilities. An amount equal to the net deferred asset or liability must be allocated from unassigned surplus and presented separately as special surplus funds. The deferred asset or liability is amortized on a straight-line basis over a period not to exceed 10 years into net realized capital gains (losses) less tax with a corresponding reallocation from special surplus funds to unassigned surplus.

The periodic cash flows resulting from the termination of derivative contracts are reflected on a gross basis within the statements of cash flows - statutory basis. Cash received on termination, resulting in a realized gain, is reported in miscellaneous proceeds with cash paid upon termination, resulting in a realized loss, reported in miscellaneous applications.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The asset valuation reserve (AVR) is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain investments. Changes to the AVR are reported as direct additions to, or deductions from, unassigned surplus. The IMR results in the deferral of after tax realized capital gains and losses attributable to interest rate fluctuations on bonds and other investments. These capital gains and losses are amortized into net investment income over the remaining life of the investment sold. Net negative (disallowed) IMR is admitted up to 10% of adjusted capital and surplus under INT 23-01 and reported in other assets.

NET INVESTMENT INCOME

Net investment income consists of interest, dividend, and accretion income, net of amortization and investment expenses, partnership realized income, and periodic net settlements on derivatives. Interest income for bonds and redeemable preferred stock is recognized on an accrual basis. Dividend income for perpetual preferred stock and common stock is recognized as earned on the ex-dividend date. Amortization and accretion are determined by the effective interest method based on estimated principal repayments. Accrual of interest income is suspended, and any existing accrual balances are written off, for bonds that are in default or when it is probable the interest due and accrued is uncollectible. Prepayment penalties for bonds and prepayment premiums for mortgage loans are recorded as net investment income. Investment income from SCA entities is described above. Interest expense on surplus notes is also recorded in net investment income.

NET REALIZED CAPITAL GAINS (LOSSES)

Net realized capital gains (losses) are determined on the specific identification method and are presented net of Federal income taxes and transfers to the IMR.

AGGREGATE RESERVES AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Life insurance reserves are valued using the net level premium method, the Commissioners' Reserve Valuation Method (CRVM), or other modified reserve methods. Reserves for individual variable annuities are held in accordance with VM-21. Reserves for individual fixed annuities are maintained using the Commissioners' Annuity Reserve Valuation Method. Group annuity reserves are valued using the CRVM.

The Company establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid. An expense liability is established associated with paying those claims.

The Company waives deduction of deferred fractional premium upon death of insured. The Company does not return any portion of the final premium for periods beyond the date of death. Continuous or modal premium assumptions are used for all reserves. All reserves are equal to the greater of the computed reserve and surrender value or, on certain products, a higher alternative comparison value.

Payments received on deposit-type contracts, which do not incorporate any mortality or morbidity risk, are recorded directly to the liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statements of operations - statutory basis when earned under the terms of the contract. Payments to contract holders are recorded as current and future policy benefits expense to the extent that such payments differ from the recorded liability.

SEPARATE ACCOUNTS

Separate account assets represent legally segregated funds and are recorded at either fair value or amortized cost. Separate account liabilities represent the Company's contractual obligations based on the provisions of the contracts. All contractual guarantees are recorded in general account aggregate reserves.

Variable universal life, variable annuity, group annuity, and registered index-linked annuity products are classified as separate account products under statutory accounting principles. Variable annuities (individual and group) and variable universal life products are also classified as separate account products under U.S. GAAP. Group annuities are classified as general account products under U.S. GAAP due to the investment risk being retained by the general account. Registered index-linked annuities are classified as general account products under U.S. GAAP as the contract is a non-insulated, non-unitized separate account and investment risk is retained by the general account.

TRANSFERS TO SEPARATE ACCOUNTS DUE OR ACCRUED, NET

Transfers to separate accounts due or accrued consist primarily of amounts accrued from the separate account for expense allowances recognized in reserves. These amounts represent the excess of separate account contract values over statutory reserves held in the separate account.

REVENUES, BENEFITS AND EXPENSES

Life insurance premiums are recognized as income when due from the policyholder under the terms of the insurance contract. Premiums for flexible premium products are recognized when received from the policyholder. Annuity considerations are recognized as premiums when received.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

FOREIGN CURRENCY

The Company has financial instruments denominated in currencies other than the U.S. dollar. All assets and liabilities denominated in foreign currencies are remeasured at year end exchange rates, while revenue and expenses are measured at the transaction date and recorded in net unrealized capital gains (losses) less tax. The Company primarily uses foreign currency interest rate swaps to manage its foreign exchange risk.

FEDERAL INCOME TAXES

The Company is taxed as a life insurance company for income tax purposes, and its operations are included in the consolidated Federal income tax return of PMHC. The method of tax allocation between companies is subject to written tax sharing agreements, approved by the Company’s Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, intercompany balances are generally settled as refunds are received. If the consolidated return has a tax payable, the intercompany balances are generally settled as paid.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company's actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2025 and 2024, the Company exceeded the minimum risk-based capital requirements.

2.	COMPARISON OF NAIC SAP TO U.S. GAAP

The objectives of U.S. GAAP reporting differ from the objectives of NAIC SAP reporting. U.S. GAAP stresses measurement of earnings of a business from period to period, while NAIC SAP stresses measurement of ability to pay claims in the future.

The Company prepares its financial statements - statutory basis in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. NAIC SAP and accounting practices prescribed or permitted by the NE DOI (Note 1) primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions and methods, reporting surplus notes as surplus instead of debt, as well as reporting investments and certain assets and accounting for deferred income taxes on a different basis.

3.	INVESTMENTS

BONDS, SHORT-TERM INVESTMENTS, AND CASH EQUIVALENTS

The following table presents bonds by asset type in accordance with new guidance adopted January 1, 2025. See Note 4 for information on the Company's fair value measurements.

	Carrying Value	Fair Value	Net Unrealized Gains (Losses)
	(In Millions)
December 31, 2025:
Issuer credit obligations:
U.S. government obligations	$472	$445	($27)
Non-U.S sovereign jurisdiction securities	1,765	1,737	(28)
Municipal bonds - general obligation	436	392	(44)
Municipal bonds - special revenue	2,247	2,089	(158)
Project finance bonds issued by operating entities	3,818	3,732	(86)
Corporate bonds	49,251	46,724	(2,527)
Single entity backed obligations	2,022	1,911	(111)
Bonds issued by funds representing operating entities	3,077	3,009	(68)
Bank loans - acquired	1,846	1,831	(15)
Other issuer credit obligations	20	20
Asset-backed securities:
Agency residential mortgage-backed securities (RMBS) - guaranteed	12	12
Agency commercial mortgage-backed securities (CMBS) - guaranteed	1	1
Agency RMBS - not guaranteed	356	342	(14)
Non-agency RMBS	2,952	2,886	(66)
Non-agency CMBS	4,240	4,115	(125)
Non-agency collateralized obligations	6,944	6,959	15
Other financial asset-backed securities	4,491	4,456	(35)
Equity-backed securities	1,409	1,412	3
Other financial asset-backed securities - not self-liquidating	662	678	16
Lease-backed securities - practical expedient	542	527	(15)
Other non-financial asset-backed securities - practical expedient	870	880	10
Lease-backed securities - full analysis	2,223	2,169	(54)
Other non-financial asset-backed securities - full analysis	1,881	1,878	(3)
Total bonds	91,537	$88,205	($3,332)
Short-term investments	45
Cash equivalents	1,185
Total	$92,767

The following table presents bonds, short-term investments and cash equivalents by asset type in accordance with previous guidance. Short-term investments and cash equivalents were $1.5 billion as of December 31, 2024.

	Carrying Value	Fair Value	Net Unrealized Losses
	(In Millions)
December 31, 2024:
U.S. Government	$1,110	$1,081	($29)
All other governments	943	849	(94)
U.S. states, territories, and possessions	102	88	(14)
U.S. political subdivisions of states, territories, and possessions	186	178	(8)
U.S. special revenue and special assessment obligations	2,273	2,082	(191)
Industrial and miscellaneous	55,504	51,084	(4,420)
Bank loans	1,952	1,926	(26)
Hybrid securities	15	14	(1)
LBASS:
RMBS	1,630	1,501	(129)
CMBS	3,912	3,687	(225)
Other	16,143	15,830	(313)
Total	$83,770	$78,320	($5,450)

The carrying value and fair value of bonds, including those classified as short-term investments and cash equivalents, as of December 31, 2025, by contractual maturity date, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$3,875	$3,848
Due after one year through five years	16,772	16,572
Due after five years through ten years	18,746	18,363
Due after ten years through 20 years	12,981	12,264
Due after 20 years	12,639	10,902
	65,013	61,949
Asset-backed securities	26,583	26,315
Total	$91,596	$88,264

The following table presents the fair value and gross unrealized losses for bonds where the fair value had declined and remained continuously below the amortized cost adjusted for OTTI:

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(In Millions)
December 31, 2025:
Issuer credit obligations	$3,893	$106	$29,677	$3,897	$33,570	$4,003
Asset-backed securities	2,755	15	5,428	484	8,183	499
Total	$6,648	$121	$35,105	$4,381	$41,753	$4,502

December 31, 2024:
U.S. Government	$152	$2	$331	$29	$483	$31
All other governments	383	16	330	84	713	100
U.S. states, territories, and possessions	6		82	14	88	14
U.S. political subdivisions of states, territories, and possessions	14		102	10	116	10
U.S. special revenue and special assessment obligations	327	12	1,011	213	1,338	225
Industrial and miscellaneous	8,115	214	33,255	4,529	41,370	4,743
Bank loans	437	7	403	34	840	41
Hybrid securities			10	2	10	2
LBASS:
RMBS	215	26	781	137	996	163
CMBS	359	5	1,914	232	2,273	237
Other	2,348	57	4,102	386	6,450	443
Total	$12,356	$339	$42,321	$5,670	$54,677	$6,009

The Company has evaluated investments with gross unrealized losses and has determined that the unrealized losses were primarily attributable to interest rate movements and credit spreads. The Company does not intend to sell these securities and has the intent and ability to retain these investments for a period of time sufficient to recover their amortized cost basis.

The table below summarizes the OTTI by investment type:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Bonds	$95	$57	$76
Mortgage loans		8	183
Real estate			12
Other invested assets	7	3	20
Total	$102	$68	$291

The following table presents all asset-backed securities with an OTTI recognized during the year ended December 31, 2025, whereby the present value of cash flows expected to be collected is less than the amortized cost basis of the securities:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement When Reported
			(In Millions)
G1001#AB2	$25	$6	$19	$6	$6	3/31/2025
62878HAB7	15	13	2	13	13	3/31/2025
62883*AA0	17	15	2	15	15	3/31/2025
62883*AD4	10	9	1	9	9	3/31/2025
62883*AC6	10	8	2	8	8	3/31/2025
62883*AB8	4	3	1	3	3	3/31/2025
62883*AF9	8	7	1	7	7	3/31/2025
44509PAA6	8	6	2	6	6	3/31/2025
872660A*6	39	29	10	29	29	12/31/2025
Total			$40

The assignment of an NAIC 5GI designation to a debt security occurs when the necessary documentation for a full credit analysis does not exist but the security is current on all contractual payments and the Company expects the security to make full payment of all contractual principal and interest. The following table presents information on bonds with an NAIC 5GI designation:

	December 31, 2025			December 31, 2024
	Number	Carrying Value	Fair Value	Number	Carrying Value	Fair Value
	($ In Millions)
Bonds:
Issuer credit obligations	4	$15	$12
Asset-backed securities	2	2	1
Bank loans				1	$14	$11
LBASS				4	20	17
Total	6	$17	$13	5	$34	$28

The following table presents proceeds from sales of bonds and the resulting gross realized gains and losses:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Proceeds	$9,921	$3,336	$1,747
Gross realized gains	32	10	3
Gross realized losses	113	96	33

SECURITIES LENDING

The Company participates in a securities lending program administered by an authorized financial institution whereby certain investment securities are loaned to third parties for the purpose of enhancing income on securities held through reinvestment of cash collateral received upon lending. With respect to securities loaned, the Company requires initial cash collateral equal to a minimum of 102% of the fair value of domestic securities loaned. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. This collateral is not restricted, and there is no collateral that extends beyond one year from December 31, 2025. The borrower of the loaned securities is permitted to sell or repledge those securities. Upon default of the borrower, the Company has the right to purchase replacement securities using the cash collateral held. Similarly, upon default of the Company, the borrower has the right to sell the loaned securities and apply the proceeds from such sale to the Company’s obligation to return the cash collateral held.

For securities lending transactions, the carrying value of securities classified as bonds and on loan as of December 31, 2025 and 2024 was $5.5 billion and $1.8 billion, respectively. The Company recorded cash collateral received of $5.5 billion and $1.8 billion as of December 31, 2025 and 2024, respectively, and established a corresponding liability for the same amount, which is included in other liabilities. As of December 31, 2025 and 2024, the Company has not sold or repledged collateral received from securities lending agreements. The Company may occasionally utilize amounts from the cash collateral for short-term liquidity for general corporate purposes. As of December 31, 2025 and 2024, none was utilized for general corporate purposes.

The aggregate amount of collateral reinvested broken down by the maturity date of the invested asset is as follows:

	December 31, 2025		December 31, 2024
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(In Millions)
Overnight and continuous	$4	$4	$15	$15
30 days or less	1,244	1,244	428	428
31 to 60 days	350	350	350	350
61 to 90 days	2,350	2,350
91 to 120 days	1,575	1,575	1,000	1,000
Total collateral reinvested	$5,523	$5,523	$1,793	$1,793

The Company invests the cash collateral received from its securities lending arrangements primarily into short-term investments.

To manage the mismatch of maturity dates between the security lending transactions and the related reinvestment of the collateral received, the Company reinvests in assets with a maturity date of 95 days or less.

REPURCHASE AGREEMENTS

The Company has repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company receives sales financing secured by securities as collateral in an amount equal to at least 102% of the estimated fair value of the bonds sold at the inception of the transaction, with a simultaneous agreement to repurchase such bonds at a future date or on demand in an amount equal to the cash initially received plus interest. The Company monitors the ratio of the cash held to the estimated fair value of the bonds sold throughout the duration of the transaction and additional cash or securities are obtained as necessary. Bonds sold under such transactions may be sold or re-pledged by the transferee. Income and expense associated with repurchase agreements are recorded in net investment income. The repurchase agreements are both bilateral and tri-party trades. There were no amounts outstanding under repurchase agreements during the year ended December 31, 2025. The maximum amount outstanding under repurchase agreements during the year ended December 31, 2024 was $20 million, which had a maturity time frame of two days to one week. There were no amounts outstanding under these agreements as of December 31, 2025 and 2024.

The maximum fair value of securities sold outstanding under secured borrowing agreements during the years ended December 31, 2025 and 2024 was zero and $20 million, respectively. There were no outstanding securities sold as of December 31, 2025 and 2024.

The maximum amount of cash collateral received and securities collateral liability under secured borrowing agreements during the years ended December 31, 2025 and 2024 was zero and $20 million, respectively. There was no outstanding cash collateral received as of December 31, 2025 and 2024. There was no outstanding securities collateral liability as of December 31, 2025 and 2024.

REVERSE REPURCHASE AGREEMENTS

The Company invests cash collateral received into reverse repurchase agreements as part of its securities lending program. The Company requires that all reverse repurchase agreements must be collateralized by U.S. Treasury securities, U.S. agency securities, U.S. corporate bonds and/or U.S. equities with a minimum margin of 102%. For the securities lending program, reverse repurchase agreements had a maximum maturity of 95 days and are indemnified by the Company's securities lending agent against counterparty default. The Company mitigates risks from counterparty default and price movements of the collateral received by mandating short maturities, applying proper haircuts and monitoring fair values daily.

The Company has a reverse repurchase transaction commitment of $250 million with an unaffiliated financial institution. Under this agreement, the Company purchases U.S. Treasury securities and loans cash, with a simultaneous agreement to resell such securities at a future date or on demand in an amount equal to the cash initially loaned plus interest. There were no amounts outstanding under this agreement as of December 31, 2025 and 2024. The reverse repurchase agreements used are both bilateral and tri-party trades.

The following table presents the maximum amount and ending value during and as of the periods presented of the allocation of reverse repurchase agreements by maturity:

	Maximum Amount				Ending Balance
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In Millions)
December 31, 2025:
Overnight and continuous	$700	$950	$925	$1,350	$450	$725	$850	$950
30 days or less	150
31 to 90 days	550	1,400	2,000	2,800	150	150	2,000	2,700
Over 90 days	1,825	2,425	2,925	3,925	1,825	2,425	1,175	1,575

December 31, 2024:
Overnight and continuous	$1,025	$860	$590	$475	$400	$300		$400
30 days or less	4,490	3,965	1,600		790	650
31 to 90 days	2,850	2,550	1,500	425	2,250	990		350
Over 90 days				1,000				1,000

The maximum and ending fair value of the bonds acquired under reverse repurchase-secured borrowings during and as of the periods presented are as follows. None of the bonds acquired were nonadmitted.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In Millions)
December 31, 2025:
Maximum amount	$2,789	$3,622	$4,317	$6,029
Ending balance	2,536	3,471	4,249	5,512

December 31, 2024:
Maximum amount	$4,131	$4,116	$2,196	$1,820
Ending balance	3,608	2,037		1,819

The following table presents the fair value of securities acquired by the Company under reverse repurchase-secured borrowings by NAIC designation:

	None	NAIC 1	NAIC 2	Total
	(In Millions)
December 31, 2025:
Bonds:
Issuer credit obligations		$492	$888	$1,380
Asset-backed securities		3,701		3,701
Common stock	$431			431
Total	$431	$4,193	$888	$5,512

December 31, 2024:
Bonds		$181	$544	$725
LBASS		874		874
Common stock	$220			220
Total	$220	$1,055	$544	$1,819

The following table presents the allocation of aggregate collateral pledged under reverse repurchase-secured borrowings by remaining contractual maturity:

	December 31, 2025		December 31, 2024
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(In Millions)
Overnight and continuous	$950	$950	$400	$400
30 days or less
31 to 90 days	2,700	2,700	350	350
Over 90 days	1,575	1,575	1,000	1,000

The maximum amounts and ending balances of the cash collateral provided and recognized receivable for the return of collateral for reverse repurchase-secured borrowings during and as of the periods presented are as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In Millions)
December 31, 2025:
Maximum amount	$2,675	$3,450	$4,100	$5,725
Ending balance	2,425	3,300	4,025	5,225

December 31, 2024:
Maximum amount	$3,965	$3,890	$2,090	$1,750
Ending balance	3,440	1,940		1,750

The maximum amounts and ending balances of the recognized liability to return collateral for reverse repurchase-secured borrowing securities sold/acquired with cash collateral during and as of the periods presented are as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In Millions)
December 31, 2025:
Maximum amount	$2,675	$3,450	$4,100	$5,725
Ending balance	2,425	3,300	4,025	5,225

December 31, 2024:
Maximum amount	$3,965	$3,890	$2,090	$1,750
Ending balance	3,440	1,940		1,750

The Company did not have any transfers of financial assets accounted for as secured borrowings, excluding repurchase and reverse repurchase agreements disclosed above.

WORKING CAPITAL FINANCE INVESTMENTS

The tables below present the aggregate carrying value of working capital finance investments (WCFI) by designation:

	Gross Asset	Nonadmitted Asset	Net Admitted Asset
	(In Millions)
December 31, 2025:
WCFI Designation 1	$368		$368
WCFI Designation 2	400		400
Total	$768	$—	$768

December 31, 2024:
WCFI Designation 1	$357		$357
WCFI Designation 2	275		275
Total	$632	$—	$632

The table below presents the aggregate maturity distribution on the underlying working capital finance programs:

	December 31,
	2025	2024
	(In Millions)
Up to 180 days	$670	$612
181 to 365 days	98	20
Total	$768	$632

INVESTMENTS IN SCA ENTITIES

The carrying value of investments in SCA entities consisted of the following:

	December 31,
	2025	2024
	(In Millions)
Common stocks:
PL&A	$622	$600

Other invested assets:
PAH	9,000	6,156
PLFA	47	41
PSD	31	33

Nonadmitted assets:
PAR Vermont	219	145
PBRC	123	133
PGAM	30	31

The Company carries its investment in PL&A, its wholly owned State of Arizona domiciled life insurance common stock subsidiary, based on its underlying audited statutory surplus.

Pacific Asset Holding LLC (PAH) is a wholly owned subsidiary carried based on its audited U.S. GAAP equity. Pacific Life Fund Advisors LLC (PLFA) is a non-life insurance subsidiary 99% owned by the Company and 1% owned by PL&A and is carried based on its underlying audited U.S. GAAP equity. The Company carries its investment in Pacific Select Distributors, LLC (PSD), a wholly owned non-life insurance broker-dealer subsidiary, based on its underlying audited U.S. GAAP equity, adjusted to a statutory basis of accounting.

The Company carries its investments in its wholly owned State of Vermont domiciled special purpose financial insurance company subsidiaries, Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) based on their underlying audited statutory surplus. The Company nonadmits the carrying values of PAR Vermont and PBRC due to the use of approved practices in Vermont impacting their admitted assets. Pacific Global Asset Management LLC (PGAM) is a wholly owned non-insurance subsidiary of the Company and is nonadmitted due to an audit not being performed.

The Company also has non-insurance SCA investments that are classified as SSAP No. 97 8b(iii) entities. The table below presents the gross and admitted amounts of these investments. The Company received responses from the NAIC for all required SCA filings, and no SCA investment valuations were disallowed or required to be resubmitted.

	December 31,
	2025		2024
	(In Millions)
Pacific Funds PLFA Large Cap Bond Alpha			$2	(1)
Pacific Funds PLFA QQQ Bond Alpha P			3	(1)
Pacific Funds PLFA QQQ Bond Alpha			3	(1)
PSF ESG Diversified Growth Class I			14	(1)
Pacific Select Funds EQPL	$20	(1)
Pacific Select Fund PLFA LARGE CAP BND A	3	(2)
Pacific Optimization Moderate	2	(2)	1	(2)
Other	1		4
Total	$26		$27

(1) Includes NAIC Sub-1 filing types.

(2) Includes NAIC Sub-2 filing types.

INVESTMENTS IN TAX CREDIT STRUCTURES

Investments in tax credit structures reported in other invested assets were $399 million and $49 million as of December 31, 2025 and 2024. For the year ended December 31, 2025, the Company recognized $15 million of tax benefits related to these investments and $9 million of investment amortization.

Tax credits expected to be generated in future years are as follows:

Amount
(In Millions)
Year Ending December 31:
2026	$24
2027	42
2028	47
2029	48
2030	48
Thereafter	248
Total	$457

MORTGAGE LOANS

The maximum and minimum lending rates for newly issued mortgage loans, by category, are as follows:

	Maximum	Minimum
Year Ended December 31, 2025:
Farm	6.95%	5.85%
Construction and land development	7.98%	6.64%
Multi-family residential	16.38%	8.25%
Commercial	7.13%	5.38%

Year Ended December 31, 2024:
Farm	7.25%	5.80%
Construction and land development	9.48%	8.72%
Multi-family residential	13.50%	8.75%
Commercial	8.97%	5.90%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 99% as of December 31, 2025 and 2024, respectively.

The age analysis of mortgage loans by type and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement is as follows:

	Farm	Residential	Commercial	Mezzanine	Total
	(In Millions)
December 31, 2025:
Current	$996	$1,105	$19,516		$21,617
30 to 59 days past due	15	110			125
60 to 89 days past due	7	24			31
90 to 179 days past due		33			33
Over 180 days past due	9	15	32		56
Total	$1,027	$1,287	$19,548	$—	$21,862

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$18		$1,551		$1,569

	Farm	Residential	Commercial	Mezzanine	Total
	(In Millions)
December 31, 2024:
Current	$929	$811	$17,659	$107	$19,506
30 to 59 days past due	10	33			43
60 to 89 days past due		5			5
90 to 179 days past due	2	2			4
Over 180 days past due	4		34		38
Total	$945	$851	$17,693	$107	$19,596

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$19		$1,096	$107	$1,222

(1)	Excluded from the commercial amounts are mortgage loan participations where the sole participants are the Company and PL&A. The total amounts were $4.0 billion and $3.0 billion as of December 31, 2025 and 2024, respectively.

The Company's investment in impaired commercial mortgage loans was $32 million and $34 million as of December 31, 2025 and 2024, respectively. Information on the Company's impaired commercial mortgage loans is as follows:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Impairment loss recorded		$8	$183
Average recorded investment	$32	17	112
Interest income recognized			22
Recorded investment on nonaccrual status	32	34	73
Mortgage loans derecognized as a result of foreclosure	5	245	30
Real estate and other collateral recognized as a result of foreclosure	5	245	30

The Company's mortgage loans finance various types of properties primarily throughout the U.S. and Canada. The geographic distributions of the mortgage loans were as follows:

	December 31, 2025		December 31, 2024
	($ In Millions)
Atlantic	$7,306	33%	$6,139	31%
Pacific	6,098	28%	6,101	31%
South Central	2,573	12%	1,938	10%
North Central	2,541	11%	2,192	11%
Mountain	1,925	9%	1,819	9%
New England	1,268	6%	1,258	7%
Canada	151	1%	149	1%
Total	$21,862	100%	$19,596	100%

As of December 31, 2025 and 2024, the carrying value of the largest single commercial loan was $352 million and $456 million, respectively. As of December 31, 2025, the total carrying value of multiple commercial loans with a single sponsor was $584 million. As of December 31, 2024, the total carrying value of multiple commercial loans with a single sponsor, a related party to the Company, was $604 million.

For commercial mortgage loans, the Company reviews performance and credit quality on an on-going basis, including loan payment delinquencies and collateral performance. Collateral performance includes a review of the most recent collateral inspection reports and financial statements. Analysts track each loan's debt service coverage ratio (DSCR) and loan-to-value (LTV) ratio. The DSCR compares the collateral’s net operating income to its debt service payments. DSCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments. A larger DSCR indicates a greater excess of net operating income over the debt service cost. The LTV ratio compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller LTV ratio indicates a greater excess of collateral value over the loan amount. The monitoring process focuses on higher risk loans, which includes those that are classified as restructured, delinquent, or in foreclosure, as well as loans with higher LTV ratios and lower DSCRs. The DSCRs and LTV ratios are updated routinely.

For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated. The original loan DSCR is reviewed in detail prior to loan funding and is not updated or recalculated unless special circumstances warrant a review.

For residential mortgage loans, the Company reviews performance and credit quality on an on-going basis including loan payment delinquencies and collateral performance. Residential loan credit models are run periodically using updated model inputs. Results are compared to initial loss adjusted returns to actual performance and market level prices, yields and spreads, and each loan is priced monthly. In addition to LTV ratio and borrower income qualifications, the borrower's credit score is considered based on the Fair Isaac Corporation (FICO) model, where applicable. FICO scores can range from 300 to 850, with the higher number indicating a better credit quality. The original loan metrics and borrower information (LTV ratio, FICO score, income verification, and borrower profile) are reviewed in detail prior to purchase and are not updated or recalculated unless special circumstances warrant a review.

The following tables present the recorded investment in mortgage loans by credit quality indicator:

	Commercial		Agricultural
	December 31,		December 31,
	2025	2024	2025	2024
	(In Millions)
LTV ratio:
Less than or equal to 65%	$11,838	$10,842	$1,025	$941
Greater than 65% to 75%	4,951	2,631	2	4
Greater than 75% to 100%	2,581	3,963
Greater than 100%	178	364
Total	$19,548	$17,800	$1,027	$945

DSCR:
Greater than 1.2x	$13,033	$12,458	$692	$679
Greater than 1.0x to 1.2x	1,765	876	296	247
Less than or equal to 1.0x	689	1,035	39	19
Construction (1)	4,061	3,431
Total	$19,548	$17,800	$1,027	$945

	Residential
	December 31,
	2025	2024
	(In Millions)
FICO score:
Greater than 780	$180	$114
Less than or equal to 780	865	502
Not available (2)	52	43
Construction (1)	190	192
Total	$1,287	$851

(1)	Credit quality for construction loans is based on LTV ratio, loan payment performance, and the construction progress and related costs for the underlying collateral project.

(2)	Represents loans for which a FICO score is not available or not required, including those underwritten primarily on collateral value, guarantor creditworthiness, borrower liquidity, or loans to foreign nationals without a U.S. credit history.

DEBT RESTRUCTURING

As of December 31, 2025 and 2024, the Company had investments in restructured loans and bonds of $32 million and $34 million, respectively.

The Company did not have any modifications classified as troubled debt restructurings during the years ended December 31, 2025 and 2024. During the year ended December 31, 2023, the Company modified two mortgage loans with a total carrying value of $323 million. The Company granted two term extensions on one of the loans with a carrying value of $291 million during the year ended December 31, 2023. The first modification extended the maturity date by five months, and the second modification further extended the maturity date by two months. The loan matured in 2024. The Company granted a term extension of four months on the other loan with a carrying value of $32 million during the year ended December 31, 2023. This loan is in the process of foreclosure. The modifications qualified as troubled debt restructurings, and a total impairment loss of $38 million was recorded.

ADMITTED NEGATIVE (DISALLOWED) IMR

Gross and admitted net negative (disallowed) IMR consisted of the following:

	December 31,
	2025	2024
	(In Millions)
General account	$204	$95
Insulated separate account	7	7
Total	$211	$102

Admitted net negative (disallowed) IMR was 1.79% and 0.94% of adjusted capital and surplus of $11.8 billion and $10.9 billion as of December 31, 2025 and 2024, respectively. Unamortized gains and losses allocated to the IMR related to derivatives recorded at fair value were zero as of December 31, 2025 and $39 million and $36 million, respectively, as of December 31, 2024.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial assets and liabilities that are carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The determination of fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in inactive markets, and model-derived valuations for which all significant inputs are observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company's financial instruments that are carried at fair value or net asset value (NAV):

	December 31, 2025
	Level 1	Level 2	Level 3	NAV	Total
	(In Millions)
Assets:
Bonds:
Issuer credit obligations			$73		$73
Asset-backed securities		$8			8
Total bonds	—	8	73	—	81
Preferred stocks:
Industrial and miscellaneous		3	54		57
Common stocks:
Industrial and miscellaneous			106		106
Affiliates (1)	$26				26
Total common stocks	26	—	106	—	132
Derivatives:
Foreign currency and interest rate swaps		310			310
Equity derivatives	82		3,285		3,367
Total derivatives	82	310	3,285	—	3,677
Other invested assets			5		5
Separate account assets	67,012		595	$3,095	70,702
Total	$67,120	$321	$4,118	$3,095	$74,654

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$975			$975
Equity derivatives			$24		24
Total derivatives	—	975	24	—	999
Separate account liabilities - derivatives (2)		1			1
Total	$—	$976	$24	$—	$1,000

	December 31, 2024
	Level 1	Level 2	Level 3	NAV	Total
	(In Millions)
Assets:
Bonds:
Issuer obligations		$1	$27		$28
Preferred stocks:
Industrial and miscellaneous			1		1
Common stocks:
Industrial and miscellaneous	$49		79		128
Affiliates (1)	27				27
Total common stocks	76	—	79	—	155
Derivatives:
Foreign currency and interest rate swaps		352			352
Equity derivatives	9		2,815		2,824
Total derivatives	9	352	2,815	—	3,176
Other invested assets			198		198
Separate account assets	62,698			$1,645	64,343
Total	$62,783	$353	$3,120	$1,645	$67,901

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$933			$933
Equity derivatives			$26		26
Total	$—	$933	$26	$—	$959

(1) Consists of mutual funds managed by affiliated entities.

(2) Separate account contract holder liabilities are not included in the table as they are reported at contract value and not fair value.

FAIR VALUE MEASUREMENT

The following describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

BONDS, PREFERRED STOCKS, COMMON STOCKS AND OTHER INVESTED ASSETS

The fair values of bonds, residual tranches (reported in other invested assets), preferred stocks, and common stocks are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services. For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company's management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management's analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained or an internally developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally-developed valuations of fair value did not produce material differences in the fair value of the portfolio. In the absence of such market observable activity, management’s best estimate is used.

Fair values determined by internally derived valuation tools use market-observable data if available. Generally, this includes using an actively traded comparable security as a benchmark for pricing. These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity and prepayment speeds. Internally developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate. Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on independent broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

DERIVATIVE INSTRUMENTS

Derivative instruments, including those reported in the separate account liabilities, are reported at fair value using pricing valuation models which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency swaps, interest rate swaps, equity options and equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. The Company values certain derivatives that are designated as cash flow hedges in the same manner as the hedged item, which are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

Derivative instruments classified as Level 1 are exchange-traded. Derivative instruments classified as Level 2 primarily include foreign currency swaps, interest rate swaps and total return swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options. These derivatives are valued using pricing models which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels and, to a lesser extent, broker quotations. A derivative instrument containing Level 2 inputs would be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

SEPARATE ACCOUNT ASSETS

The fair value of separate account assets is based on the fair value or NAV of the underlying assets. Separate account assets held at fair value primarily consist of investments in mutual funds and hedge funds.

Level 1 separate account assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction.

The fair value of assets in the separate accounts in Level 2 consists of bonds and derivatives based on the valuation methods described above. The fair value of assets in the separate accounts in Level 3 consists of bonds and derivatives based on valuation methods described above and mortgage loans based on the valuation method described below.

Investments Measured Using the NAV Practical Expedient

Separate account assets include hedge funds where the fair value is based on the NAV obtained from the fund managers. Investment strategies related to separate account hedge funds include multi-strategy primarily invested in U.S. and international equity, fixed income, long/short equity, loans, precious metals, real estate, derivatives, privately held companies and private partnerships. The redemption frequency can be daily, monthly, quarterly, semi-annually or annually. The remaining lockup period ranges from zero to 23 months as of December 31, 2025. There are no unfunded commitments of investments measured using the NAV practical expedient as of December 31, 2025.

LEVEL 3 RECONCILIATION

The tables below present a reconciliation of the beginning and ending balances of the Level 3 financial instruments that are carried at fair value using significant unobservable inputs:

				Total Gains or (Losses)
	January 1,	Transfers Into	Transfers Out	Included in	Included in					December 31,
	2025	Level 3 (1)	of Level 3 (1)	Net Income	Surplus	Purchases	Issuances	Sales	Settlements	2025
	(In Millions)
Bonds:
Issuer credit obligations	$19	$69	($7)	($9)	$1					$73
Asset-backed securities	8	26	(27)	(2)	1				($6)	—
Preferred stocks:
Industrial and misc	1	38			13		$2			54
Common stocks:
Industrial and misc	79			8		$129		($110)		106
Derivatives, net	2,789			1,254	51	1,757			(2,590)	3,261
Other invested assets	198		(2)		5	5			(201)	5
Separate account assets				(32)	129	499		(1)		595
Total	$3,094	$133	($36)	$1,219	$200	$2,390	$2	($111)	($2,797)	$4,094

				Total Gains or (Losses)
	January 1,	Transfers Into	Transfers Out	Included in	Included in				December 31,
	2024	Level 3 (1)	of Level 3 (1)	Net Loss	Surplus	Purchases	Sales	Settlements	2024
	(In Millions)
Bonds	$7	$26	($7)		($2)	$1		$2	$27
Preferred stocks:
Industrial and misc	1								1
Common stocks:
Industrial and misc	65			$4		52	($42)		79
Derivatives, net	2,076			1,186	140	1,531	(1)	(2,143)	2,789
Other invested assets	169				2	30		(3)	198
Total	$2,318	$26	($7)	$1,190	$140	$1,614	($43)	($2,144)	$3,094

(1) Transfers in and/or out are recognized at the end of each quarter.

For the year ended December 31, 2025, transfers into Level 3 were primarily due to the decreased availability and use of market observable inputs to estimate fair value. The transfers out of Level 3 were generally due to the use of market observable inputs in valuation methodologies, including the utilization of independent pricing services. For the year ended December 31, 2024, transfers into/out of Level 3 were due to carrying value adjustments down to fair value.

The admitted values and fair values of the Company's financial instruments are presented in the following table:

	December 31, 2025
	Fair	Admitted
	Value	Value	Level 1	Level 2	Level 3	NAV
	(In Millions)
Assets:
Bonds:
Issuer credit obligations	$61,890	$64,954		$55,820	$6,070
Asset-backed securities	26,315	26,583		19,943	6,372
Preferred stocks	57	57		3	54
Common stocks (1)	132	132	$26		106
Mortgage loans	21,312	21,862		19,293	2,019
Cash, cash equivalents and short-term investments	2,430	2,431	2,386	43	1
Contract loans	8,795	8,795			8,795
Derivatives, net	2,076	2,860	82	(1,267)	3,261
Securities lending reinvested collateral assets	5,523	5,523		5,523
Other invested assets (1)	1,443	1,480		1,015	428
Separate account assets	82,785	82,989	67,382	10,146	2,162	$3,095
Liabilities:
Liability for deposit-type contracts (2)	38,128	37,584		30,099	8,029
Separate account liability for deposit-type contracts	6	6			6

	December 31, 2024
	Fair	Admitted
	Value	Value	Level 1	Level 2	Level 3	NAV
	(In Millions)
Assets:
Bonds	$76,800	$82,251		$68,079	$8,721
Preferred stocks	1	1			1
Common stocks (1)	155	155	$76		79
Mortgage loans	18,332	19,596		16,875	1,457
Cash, cash equivalents and short-term investments	2,864	2,864	2,844	20
Contract loans	8,527	8,527			8,527
Derivatives, net	1,390	2,173	9	(1,408)	2,789
Securities lending reinvested collateral assets	1,793	1,793		1,793
Other invested assets (1)	1,027	1,076		802	225
Separate account assets	71,598	72,114	62,698	6,849	406	$1,645
Liabilities:
Liability for deposit-type contracts (2)	28,405	28,687		21,482	6,923
Separate account liability for deposit-type contracts	8	8			8

(1) Excludes investments accounted for under the equity method.

(2) Excludes deposit liabilities with no defined or contractual maturities.

The tables above exclude the following financial instruments: investment income due and accrued, derivatives collateral receivable and payable and payable for securities lending. The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates or counterparty credit. The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2025 and 2024:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS (INCLUDING SECURITIES LENDING REINVESTED COLLATERAL ASSETS)

For cash and cash equivalents with maturities of three months or less from date of purchase, their fair values approximate their carrying values due to their short maturities. For short-term investments with maturities of one year or less from date of purchase, excluding cash equivalents and money market mutual funds, their fair values are determined using similar valuation techniques as described above for bonds. Cash equivalents that are money market mutual funds have fair values that approximate their carrying values due to the short maturities of the underlying investments of the funds. Securities lending reinvested collateral assets that are primarily reverse repurchase agreements have fair values that approximate their carrying values due to their short maturities.

CONTRACT LOANS

Contract loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract's cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the contract loans is a reasonable approximation of fair value.

OTHER INVESTED ASSETS

Other invested assets consist primarily of surplus note investments held from other insurance providers, WCFIs that are NAIC rated 1 or 2 and investments in tax credit structures. The fair values of the surplus note investments are priced by an independent pricing service as described for bonds above. The WCFIs are held at accreted book value which approximates fair value due to the short-term nature of the investment. The fair value of investments in tax credit structures is derived using an income valuation approach, based on a discounted cash flow calculation that uses an internally determined discount rate. Therefore, investments in tax credit structures are classified as Level 3.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The primary methods used to determine the fair value of liability for deposit-type contracts are: discounted cash flow methodologies using significant unobservable inputs, discounted cash flow methodologies using current market risk-free interest rates and adding a spread to reflect nonperformance risk and the use of observable inputs, such as quoted prices for identical or similar instruments from third-party pricing services. The fair value of deposit-type contracts issued at floating rates or that are short-term in nature approximate their carrying value.

SEPARATE ACCOUNT LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The statement value of separate account liability for deposit-type contracts is reported under separate account liabilities and is a reasonable estimate of their fair value because the contractual interest rates are variable and based on current market rates. The fair value of liabilities in the separate accounts in Level 2 consists of derivatives based on the valuation methods described above.

5.	DERIVATIVE INSTRUMENTS

The Company primarily utilizes derivative instruments to manage its exposure to interest rates, foreign currency, and equity risk, (collectively “market risk”) and credit risk. Derivative instruments are also used to manage the duration mismatch of general account assets and liabilities. Derivatives may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company’s OTC derivatives are primarily bilateral contracts between two counterparties. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties. The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options.

The following table summarizes the notional amount, net carrying value, and net fair value of the Company's derivative instruments by type. Cash collateral received from or pledged to counterparties is not included in the amounts below. Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of admitted assets, liabilities and capital and surplus - statutory basis. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as foreign currency swaps.

	Notional Amount	Net Carrying Value	Net Fair Value
	(In Millions)
December 31, 2025:
Equity options	$76,632	$3,261	$3,261
Equity futures	2,851	82	82
Foreign currency swaps	11,047	253	63
Interest rate swaps	17,681	(736)	(1,330)
Total	$108,211	$2,860	$2,076

December 31, 2024:
Equity options	$69,335	$2,789	$2,789
Equity futures	2,135	9	9
Foreign currency swaps	8,546	157	11
Interest rate swaps	11,414	(782)	(1,419)
Total	$91,430	$2,173	$1,390

COLLATERAL

For OTC and OTC-cleared derivatives, the Company pledges and receives cash and asset collateral. Cash collateral received from counterparties was $2.3 billion as of December 31, 2025 and 2024. Cash collateral pledged to counterparties was $546 million and $609 million as of December 31, 2025 and 2024, respectively.

As of December 31, 2025 and 2024, the Company accepted collateral, consisting of various securities, of $1.0 billion and $224 million, respectively, which are held in separate custodial accounts. As of December 31, 2025 and 2024, none of this collateral was repledged.

The Company is required to pledge initial margin for all futures contracts. The amount of required margin is determined by the exchange on which it is traded. Cash pledged for initial margin was $82 million and $9 million as of December 31, 2025 and 2024, respectively. Assets pledged to satisfy this requirement for initial margin were $69 million and $86 million as of December 31, 2025 and 2024, respectively.

As of December 31, 2025 and 2024, the Company provided collateral in the form of various securities of $1.4 billion and $1.3 billion, respectively, which are included in bonds. The counterparties are permitted by contract to sell or repledge this collateral.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company offers life insurance products with indexed account options. The interest credited on the indexed accounts is a function of the underlying domestic and/or international equity index, subject to various caps, thresholds and participation rates.

The Company utilizes equity options to hedge the credit paid to the policyholder on the underlying index for its life insurance products with indexed account options. These equity options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums. These equity options are designated as a fair value hedge under statutory accounting principles with changes in fair value recorded in net realized capital gains (losses) less tax.

The Company utilizes foreign currency interest rate swap agreements to convert floating foreign denominated liabilities to floating U.S. dollar liabilities. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed-upon exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates and the exchanged principal amounts. The Company enters into these agreements primarily to manage the currency risk associated with investments and liabilities that are denominated in foreign currencies.

For the years ended December 31, 2025, 2024 and 2023, $1.1 billion, $932 million and $841 million, respectively, of option premium expense recorded in net investment income for equity options hedging indexed life insurance products was excluded from the assessment of hedge effectiveness. For all other hedging relationships, no component of the hedging instrument’s fair value was excluded from the assessment of hedge effectiveness.

For the years ended December 31, 2025, 2024 and 2023, the Company recorded $5 million, $12 million and $30 million, respectively, in unrealized capital gains resulting from derivatives that no longer qualified for hedge accounting.

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company utilizes foreign currency interest rate swap agreements to convert fixed or floating foreign denominated liabilities to U.S. dollar fixed liabilities.

The Company also utilizes interest rate swaps to hedge against reinvestment risk embedded in products with long durations. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 40 years. The Company may discontinue cash flow hedge accounting because it is no longer probable that the forecasted transaction will occur by the end of the originally specified time period or within two months of the anticipated date. The Company did not have cash flow hedges that have been discontinued.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specified periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.

The Company may utilize total return swaps, exchange-traded futures and equity options based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products. Total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount. Cash is paid and received over the life of the contract based on the terms of the swap. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts. The equity options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price. The Company also utilizes interest rate swaps to manage interest rate risk in the variable annuity products.

The Company offers fixed indexed annuity products where interest is credited to the policyholder’s account balance based on domestic and/or international equity index changes, subject to various caps or participation rates. The Company utilizes total return swaps, exchange-traded equity futures and equity options based upon market indices to economically hedge the interest credited to the policyholder based upon the underlying equity index. These equity option contracts involve the exchange of an upfront premium payment for the return, at the end of the option agreement, of the differentials in the index at the time of exercise and the strike price subject to a cap.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities.

Foreign currency interest rate swap agreements are used to convert foreign-denominated assets or liabilities to U.S. dollar assets or liabilities.

The average and ending fair value of derivatives not designated as hedging instruments during and as of the periods presented are as follows:

	December 31, 2025			December 31, 2024
	Asset	Liability	Average Asset (Liability)	Asset	Liability	Average Asset (Liability)
	(In Millions)
Equity options	$722		$593	$650		$554
Equity futures	82		65	9		30
Equity total return swaps						(1)
Foreign currency swaps	286	$215	112	352	$151	174
Interest rate swaps	3	129	(108)		119	(73)
Total	$1,093	$344	$662	$1,011	$270	$684

The following table summarizes the impact from derivative instruments not designated as hedging instruments on surplus and results of operations:

	Year Ended December 31, 2025
	Surplus	Net Realized Capital Gains (Losses)	Net Investment Income
	(In Millions)
Equity options	$51	$767	($563)
Equity futures	(40)	(430)
Foreign currency swaps	(130)		22
Interest rate swaps	(9)		(11)
Total	($128)	$337	($552)

	Year Ended December 31, 2024
	Surplus	Net Realized Capital Gains (Losses)	Net Investment Income
	(In Millions)
Equity options	$140	$585	($349)
Equity futures	159	(435)
Equity total return swaps	2		(8)
Foreign currency swaps	25	8	40
Interest rate swaps		29	(5)
Total	$326	$187	($322)

	Year Ended December 31, 2023
	Surplus	Net Realized Capital Gains (Losses)	Net Investment Income
	(In Millions)
Equity options	$250	$164	($262)
Equity futures	(163)	(201)
Equity total return swaps	(2)		(16)
Foreign currency swaps	(80)		19
Interest rate swaps	(1)	(8)	(12)
Total	$4	($45)	($271)

For derivatives with deferred financing premiums which are paid at the end of the derivative contract, summarized in the tables below are the undiscounted future premium commitments, derivative fair value with premium commitments and derivative fair value excluding impact of financing premiums:

Premium Payments Due
(In Millions)
Years Ending December 31:
2026	$49
2027	123
2028	25
Total	$197

	December 31,
	2025	2024
	(In Millions)
Undiscounted future premium commitments	$197	$247
Derivative fair value with premium commitments	580	649
Derivative fair value excluding impact of financing premiums	580	649

DERIVATIVES DESIGNATED AS HEDGING UNDER SSAP NO. 108

The hedged obligation consists of a portion of the Company's guaranteed benefits on variable annuity contracts, including related minimum benefit guarantees that is sensitive to interest rate movement. Changes in interest rates impact the present value of future product cash flows (discount rate), as well as the value of the investments comprising the account value to be assessed against the guarantee. The hedged portion of the block is determined on a monthly basis based on the percentage of the economic liability being hedged.

Interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives, such as treasury futures, interest rate swaps, interest rate swaptions or treasury caps/floors. The Company entered into this hedging relationship effective January 1, 2022 and no changes have been made to the hedging strategy since inception. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 on a quarterly basis, both prospectively and retrospectively, and remains highly effective as of December 31, 2025.

The following table summarizes the scheduled amortization for the recognition of gains/losses and deferred assets and liabilities:

	Deferred Assets	Deferred Liabilities
	(In Millions)
Amortization Year:
2026	$48
2027	48
2028	48
2029	48
Thereafter	158
Total	$350	$—

The following table presents the rollforward of future amortization and total deferred balance:

	Years Ended December 31,
	2025	2024
	(In Millions)
Prior year total deferred balance	$396	$214
Current year amortization	(42)	(34)
Current year deferred recognition	(4)	216
Ending deferred balance	$350	$396

The following table presents the open derivative removed from SSAP No. 86 and captured in scope of SSAP No. 108:

	Years Ended December 31,
	2025	2024
	(In Millions)
Total derivative fair value change		($37)
Unrealized gain/loss recognized prior to reclassification to SSAP No. 108
Other changes
Fair value changes available for applicants under SSAP No. 108	$—	($37)

DERIVATIVE CREDIT EXPOSURE

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. The Company manages its credit risk by dealing with creditworthy counterparties, establishing risk-control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned. The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and collateral received.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received. These master netting agreements include collateral arrangements with derivative counterparties, which require positions be marked to market and margined on a daily basis by the daily settlement of variation margin. The Company has minimal counterparty exposure to credit-related losses in the event of nonperformance by these counterparties.

The OTC agreements may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master netting agreement, or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master netting agreement with payment due based on the net fair value of the underlying derivatives. As of December 31, 2025 and 2024, the Company’s financial strength ratings were above the specified level.

The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance for the years ended December 31, 2025, 2024 and 2023. The Company does not expect any counterparties to fail to meet their obligations given their investment-grade ratings.

6.	INCOME TAXES

The components of net deferred tax assets (DTAs) and deferred tax liabilities (DTLs) are as follows:

	December 31, 2025			December 31, 2024
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$1,861	$100	$1,961	$1,977	$90	$2,067
Nonadmitted DTAs				205		205
Net admitted DTAs	1,861	100	1,961	1,772	90	1,862
DTLs	139	998	1,137	139	714	853
Net admitted DTAs (DTLs)	$1,722	($898)	$824	$1,633	($624)	$1,009

				Change during 2025
				Ordinary	Capital	Total
				(In Millions)
Gross DTAs				($116)	$10	($106)
Nonadmitted DTAs				(205)		(205)
Net admitted DTAs				89	10	99
DTLs					284	284
Net admitted DTAs (DTLs)				$89	($274)	($185)

The admission calculation components of SSAP No. 101, Income Taxes, are as follows:

	December 31, 2025			December 31, 2024
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)
Adjusted gross DTAs expected to be realized after application of the threshold limitation	$824		$824	$1,009		$1,009
Adjusted gross DTAs expected to be realized following the balance sheet date	824		824	1,009		1,009
Adjusted gross DTAs allowed per limitation threshold			2,063			1,670
Adjusted gross DTAs offset by gross DTLs	139	$998	1,137	139	$714	853
DTAs admitted as the result of application of SSAP No. 101	$963	$998	$1,961	$1,148	$714	$1,862

				Change during 2025
				Ordinary	Capital	Total
				(In Millions)
Adjusted gross DTAs expected to be realized after application of the threshold limitation				($185)		($185)
Adjusted gross DTAs expected to be realized following the balance sheet date				(185)		(185)
Adjusted gross DTAs allowed per limitation threshold						393
Adjusted gross DTAs offset by gross DTLs					$284	284
DTAs admitted as the result of application of SSAP No. 101				($185)	$284	$99

The ratio percentage and adjusted capital and surplus used to determine recovery period and threshold limitation are as follows:

	December 31,
	2025	2024
	($ In Millions)
Ratio percentage	1,073%	1,007%
Amount of adjusted capital and surplus	$13,750	$11,134

As of December 31, 2025 and 2024, there was no impact on adjusted gross and net admitted DTAs due to tax planning strategies. The Company's tax planning strategies did not include the use of reinsurance.

Federal income taxes are as follows:

	Years Ended December 31,			Change	Change
	2025	2024	2023	2025-2024	2024-2023
	(In Millions)
Federal income taxes	$243	$79	($26)	$164	$105
Federal income taxes on net capital gains (losses)	64	(8)	57	72	(65)
Other			5		(5)
Total	$307	$71	$36	$236	$35

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2025	2024	Change
	(In Millions)
DTAs:
Ordinary:
Policyholder reserves	$968	$899	$69
Deferred acquisition costs	697	600	97
Tax credit carryforward	99	344	(245)
Compensation and benefits accrual	81	75	6
Fixed assets	5	45	(40)
Policyholder dividend accruals	1	2	(1)
Other	10	12	(2)
Total	1,861	1,977	(116)
Nonadmitted DTAs		205	(205)
Admitted ordinary DTAs	1,861	1,772	89

Capital:
Investments	98	90	8
Net capital loss carry-forward	2		2
Admitted capital DTAs	100	90	10
Admitted DTAs	1,961	1,862	99

DTLs:
Ordinary:
Investments	136	133	3
Other	3	6	(3)
Total	139	139	—

Capital:
Investments	998	714	284

DTLs	1,137	853	284

Net admitted DTAs	$824	$1,009	($185)

The change in net deferred income taxes, exclusive of the nonadmitted assets, is as follows:

	December 31,
	2025	2024	Change
	(In Millions)
Total DTAs	$1,961	$2,067	($106)
Total DTLs	1,137	853	284
Net DTAs	$824	$1,214	(390)
Excluding tax effect of unrealized gains (losses)			75
Change in net deferred income tax			(315)
Tax credits not reflected in change in net deferred income tax			245
Change in net operating deferred income tax			($70)

Federal income tax expense (benefit) is different from that which would be incurred by applying the statutory Federal income tax rate of 21% to income before income taxes. The significant items causing these differences are as follows:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Provision computed at statutory rate	$364	$31	$1
Tax impact from surplus including reinsurance	90	24	(20)
Taxable derivative gains	23	49	46
Tax impact from affiliates	3	22	(3)
Tax exempt interest	(12)	(9)	(9)
Taxes allocated under tax sharing agreement	(13)	(16)	(19)
Interest accrual	(17)	(25)
Tax credits	(27)	(19)	(18)
Separate account dividends received deduction	(28)	(29)	(26)
Other	(6)	(15)	(10)
Total statutory income tax	$377	$13	($58)

Federal income taxes incurred	$307	$71	$36
Change in net deferred income taxes	70	(58)	(94)
Total statutory income tax	$377	$13	($58)

As of December 31, 2025, the Company had $99 million of tax credit carry-forwards that originated in 2023 and 2024 and expire in 2043 and 2044.

The Company had no adjustments of DTAs and DTLs for enacted changes in tax laws or a change in tax status other than the impact from the One Big Beautiful Bill Act (OBBB) discussed below. The Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital
	(In Millions)
2025 estimated		$64
2024
2023		41

The Company had no federal or foreign income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within 12 months from December 31, 2025.

PMHC and its subsidiaries file income tax returns in the U.S. Federal and various state jurisdictions. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2022. The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals. The State of California is auditing the tax year ended December 31, 2009 and certain issues are under protest. The Company does not expect the current Federal and California audits to result in any material assessments.

The Inflation Reduction Act enacted on August 16, 2022 was effective January 1, 2023 and imposed a 15% Corporate Alternative Minimum Tax (CAMT) on corporations with three‑year average adjusted financial statement income over $1.0 billion. The Company is part of the PMHC consolidated group which has determined that it is an applicable reporting entity for purposes of the CAMT beginning in 2024. CAMT has not been recognized in the Company's financial statements - statutory basis for the years ended December 31, 2025 and 2024 because the PMHC consolidated group's regular tax liability exceeded its CAMT liability.

In July 2025, OBBB was enacted into law. The legislation includes a broad range of tax reform provisions affecting businesses, including extensions and modifications to certain provisions of the Tax Cuts & Jobs Act, as well as expansions and accelerations of provisions under the Inflation Reduction Act. While most provisions are effective January 1, 2026, certain provisions are retroactive to an earlier date in 2025. The Company has evaluated the impact of OBBB and concluded that it does not have a material impact on the financial statements - statutory basis for the year ended December 31, 2025.

7.	BORROWED MONEY

The Company maintains a commercial paper program with $1.0 billion of capacity as of December 31, 2025 and 2024. There was no commercial paper debt outstanding as of December 31, 2025 and 2024. In May 2025, the Company entered into a new senior revolving credit facility with a total borrowing capacity of $1.5 billion, replacing its existing $1.0 billion facility. The new facility includes Pacific Life Re International Limited (RIBM), a wholly-owned indirect subsidiary of Pacific LifeCorp, as an additional borrower and has a maturity date of May 2030. Under the terms of the agreement, the Company and Pacific LifeCorp may borrow up to the full commitment amount, while RIBM may borrow up to $500 million. This facility serves as a back-up line of credit to the commercial paper program. Borrowings under this facility bear interest at variable rates. There were no amounts outstanding as of December 31, 2025 and 2024. The revolving credit facility has certain debt covenants and the Company was in compliance with those debt covenants as of December 31, 2025.

The Company maintains a reverse repurchase line of credit with an unaffiliated financial institution. There was no debt outstanding in connection with this line of credit as of December 31, 2025 and 2024.

The Company is a member of the Federal Home Loan Bank (FHLB) of Topeka. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company may utilize these funds for spread margin business or as a source of additional liquidity. The Company's estimated maximum borrowing capacity (after taking into account required collateralization levels) was $9.2 billion and $7.8 billion as of December 31, 2025 and 2024, respectively. However, asset eligibility determination is subject to the FHLB's discretion and to the availability of qualifying assets at the Company.

The advances received as additional liquidity under short-term debt arrangements are accounted for as borrowed money under SSAP No. 15, Debt and Holding Company Obligations. In addition, the Company issues funding agreements to the FHLB in exchange for cash advances. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts.

The collateral pledged to the FHLB is as follows:

	December 31, 2025			December 31, 2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
	(In Millions)
General Account: (1)
Total collateral pledged	$13,286	$13,580	$2,290	$10,930	$11,609	$1,690
Maximum collateral pledged	13,286	13,580	2,290	10,930	11,609	1,690

(1)	The Company has a Subsidiary Collateral and Security Agreement with PAH to pledge certain affiliate collateral to the FHLB on behalf of the Company.

The amount borrowed from the FHLB is as follows:

	December 31, 2025		December 31, 2024
	General Account	Funding Agreement Reserves Established	General Account	Funding Agreement Reserves Established
	(In Millions)
Funding agreements	$2,290	$2,298	$1,690	$1,696
Total	$2,290	$2,298	$1,690	$1,696

The maximum borrowing from FHLB is as follows:

	General Account
	Years Ended December 31,
	2025	2024
	(In Millions)
Debt	$354	$100
Funding agreements	2,290	1,890
Total	$2,644	$1,990

The Company's debt borrowings from FHLB are not subject to prepayment obligations. The Company's funding agreements with the FHLB are subject to prepayment obligations.

The Company is required to purchase stock in FHLB of Topeka each time it receives an advance. As of December 31, 2025 and 2024, the Company held $105 million and $78 million, respectively, of restricted FHLB of Topeka stock, primarily consisting of membership Class B stock, which is recorded in common stock. None of the membership stock is eligible for redemption.

In March 2025, the Company entered into an agreement with the Federal Agricultural Mortgage Corporation (Farmer Mac), under which the Company can issue up to $900 million of funding agreements to a subsidiary of Farmer Mac. The Company may utilize these funds for spread margin business or as a source of additional liquidity. As of December 31, 2025, the Company had $100 million of fixed rate funding agreements with Farmer Mac. As of December 31, 2025, agricultural mortgage loans of $896 million were pledged as collateral for the funding agreements.

8.	CAPITAL AND SURPLUS

DIVIDEND RESTRICTIONS

The payment of dividends by the Company to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on these restrictions and 2025 statutory results, the Company could pay up to $918 million in dividends in 2026 to Pacific LifeCorp, without prior approval by the NE DOI, subject to the notification requirement. Within the dividend restrictions, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There are no other restrictions on unassigned surplus.

The Company paid a $50 million ordinary cash dividend to Pacific LifeCorp during the year ended December 31, 2025. No dividends were paid during the years ended December 31, 2024 and 2023.

UNASSIGNED SURPLUS

The portion of unassigned surplus represented or reduced by cumulative net unrealized gains was $1.7 billion and $1.2 billion as of December 31, 2025 and 2024, respectively.

SPECIAL SURPLUS FUNDS

During the years ended December 31, 2025 and 2024, changes in the balance of special surplus funds from the prior year were due to admittance of negative IMR and unrealized gain/(loss) from derivatives under SSAP No. 108. There were no significant changes in the balance of special surplus funds for the year ended December 31, 2023.

SURPLUS NOTES

The carrying values of surplus notes are shown below:

	December 31,
	2025	2024
	(In Millions)
2009 Surplus Notes	$300	$300
2013 Surplus Note	406	406
2017 Surplus Notes	749	749
2025 Surplus Notes	750
Total	$2,205	$1,455

2009 Surplus Notes:

In June 2009, the Company issued $1.0 billion of surplus notes at a fixed interest rate of 9.25%, maturing in June 2039 (2009 Surplus Notes). Interest is payable semiannually on June 15 and December 15. The 2009 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933. Total interest and principal paid on a cumulative basis was and $1.1 billion and $700 million, respectively, as of December 31, 2025. Interest paid on the 2009 Surplus Notes amounted to $28 million for the years ended December 31, 2025, 2024 and 2023, and is included in net investment income. During the years ended December 31, 2025 and 2024, no principal was paid. In September 2022, with the approval of the Director of the NE DOI, the Company repurchased and retired $85 million of the 2009 Surplus Notes. The Company may redeem all or a portion of the 2009 Surplus Notes at its option, subject to the prior approval of the Director of the NE DOI for such optional redemption. The 2009 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company. Each payment of interest on and the repayment of principal of the 2009 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The Company entered into interest rate swaps converting these surplus notes to variable rate notes based upon the London Interbank Offered Rate (LIBOR). During the year ended December 31, 2011, the interest rate swaps were terminated. Deferred gains related to the termination of the interest rate swaps were recorded directly to surplus in other surplus adjustments and are amortized as a reduction of interest expense over the life of the surplus notes using the effective interest method. As of December 31, 2025, total unamortized gains were $76 million. Amortization totaled $3 million for the years ended December 31, 2025, 2024 and 2023.

2013 Surplus Note:

In January 2013, the Company issued a $500 million, 30-year surplus note to its parent, Pacific LifeCorp, at a fixed interest rate of 5.125%, with semi-annual interest payments due January 25 and July 25, maturing in January 2043 (2013 Surplus Note). Each payment of interest on and the repayment of principal of the 2013 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2013 Surplus Note is unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company. Total interest and principal paid on a cumulative basis was $275 million and $90 million, respectively, as of December 31, 2025. Interest paid on the 2013 Surplus Note amounted to $12 million, $21 million and $21 million for the years ended December 31, 2025, 2024 and 2023, respectively, and is included in net investment income. There was no principal paid during the years ended December 31, 2025, 2024 and 2023.

2017 Surplus Notes:

In October 2017, with the approval of the Director of the NE DOI, the Company issued $750 million of 4.3% surplus notes maturing in October 2067 (2017 Surplus Notes). The 2017 Surplus Notes accrue interest at a fixed rate of 4.3% through October 23, 2047, and thereafter until maturity at a floating rate equal to the three-month LIBOR for deposits in U.S. dollars plus 2.796%. The loan agreement contains fallback language in the event LIBOR becomes unavailable. Interest is payable semiannually on April 24 and October 24 until and including October of 2047, and thereafter quarterly on January 24, April 24, July 24 and October 24 of each year, commencing on January 24, 2048. Total interest and principal paid on a cumulative basis was $258 million and zero, respectively, as of December 31, 2025. Interest paid on the 2017 Surplus Notes amounted to $32 million for the years ended December 31, 2025, 2024 and 2023, and is included in net investment income. There was no principal paid during the years ended December 31, 2025, 2024 and 2023.

The 2017 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1993. The Company may redeem all or a portion of the 2017 Surplus Notes at its option any time on or after October 2047 at the redemption price described under the terms of the 2017 Surplus Notes subject to the prior approval of the Director of the NE DOI for such optional redemption. Each payment of interest on and the repayment of principal of the 2017 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2017 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.

2025 Surplus Notes:

In September 2025, with the approval of the Director of the NE DOI, the Company issued $750 million surplus notes at a fixed interest rate of 5.95%, maturing on September 15, 2055 (2025 Surplus Notes). Interest is payable semiannually on March 15 and September 15. The 2025 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933. The Company may redeem all or a portion of the 2025 Surplus Notes at its option, subject to the prior approval of the Director of the NE DOI for such optional redemption. Each payment of interest on and the repayment of principal of the 2025 Surplus Notes may be made only out of the Company's surplus and with the prior approval of the Director of the NE DOI. The 2025 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.

9.	RELATED PARTY TRANSACTIONS

The Company provides certain subsidiaries and affiliates with services that are routine in nature. Fees for these services are determined using cost allocations or a negotiated basis intended to reflect market prices. The Company provides investment and administrative services for certain subsidiaries and affiliates under administrative services agreements. Effective March 2024, PL&A provides certain administrative and special services to the Company under an administrative service agreement. For the years ended December 31, 2025, 2024 and 2023, the Company received $158 million, $132 million and $138 million, respectively, for services provided to, and paid $20 million, $17 million, and $16 million, respectively, for services received from certain subsidiaries and affiliates, which are included in operating expenses. As of December 31, 2025 and 2024, the Company reported $127 million and $338 million, respectively, due from other affiliated companies. It is the Company’s practice to settle these amounts no later than 90 days after the due date.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required. In connection with the operations of PLFA, the Company and PL&A are obligated to contribute additional capital funding as may be required according to their respective membership percentages.

The following table presents capital contributions to subsidiaries:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
PL&A			$49
PAH	$3,850	$2,507	1,061
Total	$3,850	$2,507	$1,110

Distributions to the Company from subsidiaries are summarized below:

	Years Ended December 31,			Years Ended December 31,
	2025	2024	2023	2025	2024	2023
	Net Investment Income			Return of Capital
	(In Millions)
PAH	$409	$50	$212	$1,006	$604	$249
PLFA	78	91	98
PAR Vermont					50
PGAM	32	21		3		40
Total	$519	$162	$310	$1,009	$654	$289

PSD primarily serves as the distributor of registered investment-related products and services, principally variable life and annuity contracts issued by the Company and PL&A. In connection with PSD’s distribution of these variable life and annuity contracts for the Company and PL&A, the Company incurred commission expense of $738 million, $582 million and $486 million during the years ended December 31, 2025, 2024 and 2023, respectively. A service plan was adopted by the Pacific Select Fund whereby the Pacific Select Fund pays PSD, as distributor of the funds, a service fee in connection with services rendered or procured for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. From these service fees, PSD reimbursed the Company $73 million, $74 million and $69 million, included in commission expense, for the years ended December 31, 2025, 2024 and 2023, respectively. PSD also offers limited retail broker-dealer services that include selling variable annuities issued by the Company to customers advised by third-party fiduciaries such as trust companies and registered investment advisers. With respect to these sales, PSD acts as the broker-dealer of record for the initial sale, but does not receive commissions.

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration. The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from the Company. Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company. Included in the liability for aggregate reserves are insurance contracts with the affiliated assignment company with contract values of $3.8 billion and $3.5 billion as of December 31, 2025 and 2024, respectively. Related to these contracts, the Company received $487 million, $78 million, and $241 million of premiums and annuity considerations and paid $226 million, $219 million and $217 million of current and future policy benefits for the years ended December 31, 2025, 2024 and 2023, respectively. In addition, included in the liability for deposit-type contracts are insurance contracts with the affiliated assignment company of $6.7 billion and $5.9 billion as of December 31, 2025 and 2024, respectively.

The Company has reinsurance agreements with subsidiaries and affiliates. See Note 10.

In June 2022, the Company entered into a promissory note with Pacific LifeCorp to borrow up to $200 million at a variable interest rate. There were no borrowings outstanding as of 2024. The promissory note matured on March 31, 2025.

The Company has an agreement with PL&A to lend up to $100 million at a variable interest rate. There were no borrowings outstanding as of December 31, 2025 and 2024.

The Company also has an intercompany uncommitted revolving credit facility with affiliates to lend or borrow funds. Under the agreement, the Company can lend or borrow up to 3% of the Company's admitted assets to certain affiliates as of the preceding December 31. The aggregate total borrowing of all outstanding loans is limited to $3.0 billion including any outstanding loans under other affiliate lending agreements. The amount outstanding under the facility was zero and $200 million at an interest rate of 4.71% as of December 31, 2025 and 2024, respectively.

The Company entered into agreements with Pacific Life Re (Australia) Pty Limited (PLRA), RIBM and RGBM, all such entities being wholly-owned indirect subsidiaries of Pacific LifeCorp, to guarantee the performance of reinsurance obligations of PLRA, RIBM and RGBM, respectively. The guarantees for PLRA and RIBM are secondary to the guarantees provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by PLRA or RIBM and Pacific LifeCorp. PLRA, RIBM and RGBM each pay the Company a fee for their respective guarantees. Management believes that obligations, if any, related to the guarantee agreements are not likely to have a material adverse effect on the Company's financial statements - statutory basis.

During the years ended December 31, 2025, 2024 and 2023, participants previously covered by a group annuity contract at the Company were transferred to PL&A. As a result, the Company surrendered premium revenue and decreased reserves by $8 million, $51 million and $8 million, respectively.

10.	REINSURANCE

The Company has reinsurance contracts with other insurance companies and affiliates to limit potential losses, reduce exposure from larger risks, and provide additional capacity for growth. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers, or other features at any time.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable. The Company evaluates the financial strength and stability of each reinsurer prior to entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

Reserve adjustments on reinsurance ceded in the statements of operations - statutory basis relate to amounts ceded by the Company in connection with modified coinsurance reinsurance agreements. These amounts primarily represent ceded current and future policy benefits, net investment income, and net realized capital gains (losses) less tax related to these agreements.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.

For the years ended December 31, 2025, 2024 and 2023, premiums assumed were $438 million, $(9) million and $1.0 billion, respectively, and premiums ceded were $5.8 billion, $3.3 billion and $12.7 billion, respectively. As of December 31, 2025 and 2024, reserve credits recorded on ceded reinsurance were $22.5 billion and $19.0 billion, respectively.

Amounts recoverable from reinsurers on paid losses, included in other assets, were $321 million and $305 million as of December 31, 2025 and 2024, respectively, of which $75 million and $107 million, respectively, related to affiliates. Reinsurance recoveries for unpaid losses, included in other liabilities, totaled $440 million and $370 million as of December 31, 2025 and 2024, respectively, of which $112 million and $99 million, respectively, related to affiliates.

Restricted assets held under modified coinsurance reinsurance agreements and their related liabilities in the general account were $3.1 billion as of December 31, 2025. Restricted assets held under modified coinsurance reinsurance agreements and their related liabilities in the separate account were $1.4 billion as of December 31, 2025.

Restricted assets held under funds withheld reinsurance agreements and their related liabilities in the general account were $13.2 billion as of December 31, 2025.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, was $4.8 billion and $2.7 billion as of December 31, 2025 and 2024, respectively.

The Company had ceded and assumed reinsurance contracts in place with Scottish Re (U.S.), Inc. (Scottish Re), a reinsurer whose financial condition deteriorated. In March 2019, Scottish Re's domiciliary state regulator issued a rehabilitation and injunction order, in which the regulator shall conduct and continue business of the reinsurer. In July 2023, the court granted a liquidation order for Scottish Re, which terminated the reinsurance contracts as of September 30, 2023. Scottish Re's reinsurance recoverable amounts from paid claims incurred prior to the reinsurance contract cancellation and which are not in dispute were $15 million as of December 31, 2025 and 2024, and are reported in other assets. Total amounts recoverable from Scottish Re's estate for claims incurred before the reinsurance contract cancellation and other amounts expected to be recovered were $1 million and $9 million, respectively, as of December 31, 2025 and 2024, and were nonadmitted. The net amount owed to Scottish Re’s estate was $45 million and $46 million as of December 31, 2025 and 2024, respectively, consisting of $60 million of contract claims reported in other liabilities and $15 million of uncollected premiums reported in other assets as of December 31, 2025 and $61 million of contract claims reported in other liabilities and $15 million of uncollected premiums reported in other assets as of December 31, 2024. As of December 31, 2025, timing of expected settlements of the reinsurance recoverables remains uncertain. The Company does not expect the reinsurer's financial deterioration to have a material adverse effect on the Company's financial statements - statutory basis as of December 31, 2025.

As part of a strategic alliance, the Company reinsures risks associated with policies written by an independent producer group primarily through modified coinsurance arrangements with this producer group's reinsurance company. Premiums ceded to this producer group amounted to $994 million, $474 million and $423 million for the years ended December 31, 2025, 2024 and 2023, respectively. Direct premiums written or produced by this producer group amounted to $1.6 billion, $497 million and $409 million for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company has issued policies that have been reinsured by Union Hamilton Reinsurance, Ltd., a Bermuda based subsidiary, which is wholly-owned by Wells Fargo & Company. Wells Fargo & Company provides a broad range of retail banking and brokerage, asset and wealth management, and corporate and investment banking products and services.

Effective April 2023, the Company entered into an agreement with Security Life of Denver Insurance Company to recapture two coinsurance/Yearly Renewable Term (YRT) agreements ceding varying amounts of mortality risk related to specific life business. For the year ended December 31, 2023, the coinsurance/YRT reserves recaptured were $354 million, reported in current and future policy benefits, and the assets received were $215 million, reported in premiums and annuity considerations.

In September 2023, the Company signed an indemnity reinsurance agreement with Hannover Life Reassurance Company of America (Bermuda) LTD to cede risks under certain indexed universal life insurance policies issued by the Company, effective December 31, 2023. The reinsurance will be on a coinsurance basis in respect of the Coinsurance Benefits under the Coinsured Policies and on a YRT basis in respect of the YRT benefits under the YRT reinsured policies. The amount of reserve credits taken was $12.2 billion as of December 31, 2024.

In April 2025, the Company executed a novation agreement transferring term life business reinsured from other direct writers to Hannover Life Reassurance Company of America (HLRUS). Under the terms of the novation, HLRUS assumed all of the Company's rights and obligations thereunder and became the direct reinsurer with the ceding companies. The Company derecognized assumed reserves of $113 million, net of the ceded impact of $92 million, offset by a cash settlement of $15 million, for a net gain of $6 million.

In August 2025, the Company and PL&A entered into an Assumption Reinsurance Agreement (the ARA) with Guaranty Association Benefits Company (GABC) pursuant to which the Company and PL&A will assume all of the remaining GABC liabilities previously assumed by GABC under the Restructuring Agreement (as defined below, and such liabilities, the GABC Liabilities) which was approved by the Liquidation Order (as defined below). The GABC Liabilities consist of certain remaining annuity obligations of the insolvent Executive Life Insurance Company of New York (ELNY), as restructured and enhanced under that certain Agreement of Restructuring in Connection with the Liquidation of Executive Life Insurance Company of New York, dated April 2012 (the Restructuring Agreement). In April 2012, the Supreme Court of the State of New York, County of Nassau (the Liquidation Court) entered an Order of Liquidation and Approval of the ELNY Restructuring Agreement (the Liquidation Order), which approved the Restructuring Agreement. The Restructuring Agreement provides that GABC should seek to transfer all of its assumed liabilities to a commercial insurer; hence, GABC entered the ARA with the Company and PL&A.

In December 2025, GABC gave public notice that it has petitioned the Liquidation Court for an order, in furtherance of the Liquidation Order to, inter alia, approve the ARA and the transactions it contemplates. A hearing on the petition is scheduled for March 2026 at the Liquidation Court. The assumption will have no significant impact to the Company's operations or surplus position.

CEDED AFFILIATED REINSURANCE

The Company utilizes affiliated reinsurers to mitigate the statutory capital impact of NAIC Model Regulation “Valuation of Life Insurance Polices” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s universal life products with flexible duration no lapse guarantee rider (FDNLGR) benefits. PAR Vermont and PBRC are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation. PAR Vermont and PBRC are wholly-owned subsidiaries of the Company and accredited authorized reinsurers in Nebraska. The Company cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC. Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at the Company.

The reinsurance agreement with PBRC is subject to the requirements of NAIC Actuarial Guideline 48. The reinsurance agreement was effective January 1, 2015 and covers certain level term insurance policies and the FDNLGR benefits on certain covered policies issued from January 1, 2015 through December 31, 2019. For this reinsurance agreement, funds consisting of certain defined assets (Primary Security) in an amount at least equal to the minimum amount required of Primary Security are held by the Company as security under the reinsurance agreement on a funds withheld basis. Funds consisting of other security in an amount at least equal to the portion of the statutory reserves, as to which Primary Security is not held, are held in a trust on behalf of the Company as security under the reinsurance agreement.

The Company has reinsurance agreements with RGBM through which the Company retrocedes statutory reserves for a majority of the underlying YRT treaties on a 100% coinsurance basis to RGBM. As of June 2021, RGBM is recognized as a Reciprocal Jurisdiction Reinsurer in Nebraska.

Effective September 2024, the Company entered into a coinsurance with funds withheld agreement to cede certain group annuities to RGBM. As of December 31, 2024, the Company recognized a reserve credit of $1.0 billion. The transaction generated a gain, net of tax, of $134 million which was reported in unassigned surplus and will be recognized in future periods as earnings emerge from the business reinsured in accordance with NAIC SAP Appendix A-791.

Effective September 2025, the Company entered into a modified coinsurance agreement to cede certain group annuities to RGBM. As part of this new agreement, the Company recognized a deferred reinsurance gain in unassigned surplus of $139 million. The Company will recognize these gains in the income statement with corresponding reductions in surplus during future periods as earnings emerge from the business reinsured in accordance with NAIC SAP Appendix A-791.

Effective September 2025, the Company also amended and restated its existing coinsurance with funds withheld agreement with RGBM, originally effective September 2024, to cede an additional block of certain group annuities. As part of this new agreement, the Company recognized reserve credit of $2.5 billion and a deferred reinsurance gain in unassigned surplus of $200 million. The Company will recognize these gains in the income statement with corresponding reductions in surplus during future periods as earnings emerge from the business reinsured in accordance with NAIC SAP Appendix A-791.

Effective December 2025, the Company entered into a 100 percent quota share, coinsurance agreement to cede certain term life policies to RGBM. As part of this new agreement, the Company recognized a reserve credit of $389 million and a deferred reinsurance gain in unassigned surplus of $184 million. The Company will recognize these gains in the income statement with corresponding reductions in surplus during future periods as earnings emerge from the business reinsured in accordance with NAIC SAP Appendix A-791.

The Company has assumed reinsurance agreements with affiliated reinsurer RIBM through which the Company provides two longevity reinsurance solutions associated with individual annuities and pension schemes. Reserves assumed through this agreement totaled $2.1 billion and $2.0 billion as of December 31, 2025 and 2024, respectively.

Effective January 2024, an amendment was made to the existing in-force longevity treaties between the Company and RIBM. The Company increased the quota share assumed under the treaties and paid a ceding commission of $221 million to RIBM due to this transaction.

In December 2024, a retrocession treaty between the Company and RIBM was terminated. As of December 31, 2024, the Company derecognized $568 million of reserves and recognized a gain, net of tax, of $5 million.

During 2024, RIBM terminated certain assumed longevity reinsurance agreements in exchange for cash consideration of $81 million. This consideration was retroceded fully to the Company as part of the retrocession arrangement between RIBM and the Company.

11.	EMPLOYEE BENEFIT PLANS

PENSION PLAN

The Company maintains a Supplemental Executive Retirement Plan (SERP) for certain eligible employees. The SERP is a non-qualified defined benefit plan. As of December 31, 2025 and 2024, the benefit obligation and total liability recognized were $86 million and $80 million, respectively. The accrued benefit costs were $65 million and $63 million and the liability for pension benefits was $21 million and $17 million as of December 31, 2025 and 2024, respectively. The fair value of plan assets as of December 31, 2025 and 2024 was zero. Total net periodic benefit cost was $8 million, $8 million and $14 million for the years ended December 31, 2025, 2024 and 2023, respectively. Amounts in unassigned surplus that have not yet been recognized as components of net period benefit cost consisted of net prior service cost of zero and $1 million and net recognized gains of $21 million and $16 million as of December 31, 2025 and 2024, respectively.

Weighted average assumptions are as follows:

	Years Ended December 31,
Net Periodic Benefit Costs:	2025	2024	2023
Weighted average discount rate	5.10%	5.65%	5.30%
Interest crediting rates/Pre-1994 Retiree Reimbursement Agreement (RRA) subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	5.20%	5.00%	5.00%

	December 31,
	2025	2024
Projected Benefit Obligations:
Weighted average discount rate	4.90%	5.10%
Interest crediting rates/Pre-1994 RRA subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	5.45%	5.20%

The following estimated future payments, which reflect expected future service, as appropriate, are expected to be paid for the pension and postretirement plans:

Amount
(In Millions)
Years Ending December 31:
2026	$7
2027	8
2028	9
2029	9
2030	10
2031 through 2035	51

POSTRETIREMENT BENEFIT PLAN

The Company provides a postretirement defined benefit health care reimbursement plan (the Plan) that provides benefits for eligible retirees and their dependents. As of December 31, 2025 and 2024, the benefit obligation and total liability recognized were $4 million. The accrued benefit costs were $4 million and $5 million and the liability (asset) for pension benefits was $1 million and $(1) million as of December 31, 2025 and 2024, respectively. The fair value of the plan assets as of December 31, 2025 and 2024 was zero. The Company reserves the right to modify or terminate the Plan at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

RETIREMENT INCENTIVE SAVINGS PLAN

The Company provides a Retirement Incentive Savings Plan (RISP) covering all eligible employees. The Company’s RISP matches 100% of each employee’s contribution, up to a maximum of 5% of eligible employee compensation. The Company’s match plus other contributions made by the Company to the RISP amounted to $62 million, $58 million and $51 million for the years ended December 31, 2025, 2024 and 2023, respectively.

OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined quarterly. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. As of December 31, 2025 and 2024, the deferred amounts were $190 million and $175 million, respectively. The plan was credited $15 million, $13 million and $11 million for the years ended December 31, 2025, 2024 and 2023, respectively.

12.	RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS AND CHANGE IN INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES

For whole life and term life policies with flat extra premium, the reserve consists of the regular standard reserve plus 50% of such extra premium. For whole life policies with a substandard rating, the reserve consists of the regular standard reserve plus an extra reserve based on an appropriate multiple of the valuation mortality table. For other policies with a substandard rating or flat extra, mean reserves are based on an appropriate multiple of or addition to the valuation mortality table.

As of December 31, 2025 and 2024, the Company had $9.0 billion and $12.0 billion, respectively, of insurance in force for which gross premiums are less than the net premiums according to the valuation standard set by the State of Nebraska.

For traditional policies, tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described by the NAIC instructions. For non-traditional universal life type policies, the tabular interest and tabular cost are based on the actual interest credited to and monthly deductions from the policies. For some deferred annuity policies and some immediate payout policies, tabular interest was calculated using basic data.

The tabular interest on deposit funds not involving life contingencies has been determined from actual interest credited to deposits.

The components for other reserve changes, which include the changes in separate account fair value, surrender or alternative comparison values, partial withdrawals, changes in deficiency reserves, changes in CRVM expense allowances, and changes in additional actuarial reserves for Actuarial Guideline 38, are as follows:

	December 31,
	2025	2024
	(In Millions)
Ordinary
Life insurance	($151)	$111
Individual annuities	14	(4)
Group
Annuities	122	(25)
Total	($15)	$82

As of December 31, 2025 and 2024, there were $18 million and $21 million, respectively, in aggregate reserves for accident and health contracts.

13.	ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of individual annuities, group annuities and deposit-type contracts:

Individual Annuities:	December 31, 2025
	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$14,493	$2,381		$16,874	18%
At book value less current surrender charge of 5% or more (1)	9,589			9,589	10%
At fair value			$51,133	51,133	54%
Total with market value adjustment or at fair value	24,082	2,381	51,133	77,596	82%
At book value without adjustment	9,693			9,693	10%
Not subject to discretionary withdrawal	7,264		3	7,267	8%
Total (gross: direct + assumed)	41,039	2,381	51,136	94,556	100%
Reinsurance ceded	1,143			1,143
Total (net)	$39,896	$2,381	$51,136	$93,413

Amount included at book value less current surrender charge of 5% or more that will move to at book value without adjustment for the first time within the year after the statement date:	$1,464			$1,464

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

Group Annuities:	December 31, 2025
	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
At fair value			$68	$68	0%
Not subject to discretionary withdrawal	$7,265	$10,480		17,745	100%
Total (gross: direct + assumed)	7,265	10,480	68	17,813	100%
Reinsurance ceded	3,440			3,440
Total (net)	$3,825	$10,480	$68	$14,373

Deposit-type Contracts:	December 31, 2025
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$202		$202	1%
At fair value		$7	7	0%
Total with market value adjustment or at fair value	202	7	209	1%
At book value without adjustment	4,589		4,589	12%
Not subject to discretionary withdrawal	32,891		32,891	87%
Total (gross: direct + assumed)	37,682	7	37,689	100%
Reinsurance ceded
Total (net)	$37,682	$7	$37,689

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2025
	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$14,695	$2,381		$17,076	11%
At book value less current surrender charge of 5% or more (1)	9,589			9,589	6%
At fair value			$51,208	51,208	34%
Total with market value adjustment or at fair value	24,284	2,381	51,208	77,873	51%
At book value without adjustment	14,282			14,282	10%
Not subject to discretionary withdrawal	47,420	10,480	3	57,903	39%
Total (gross: direct + assumed)	85,986	12,861	51,211	150,058	100%
Reinsurance ceded	4,583			4,583
Total (net)	$81,403	$12,861	$51,211	$145,475

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2024
	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$16,362			$16,362	12%
At book value less current surrender charge of 5% or more (1)	7,795			7,795	6%
At fair value			$48,796	48,796	37%
Total with market value adjustment or at fair value	24,157		48,796	72,953	55%
At book value without adjustment	11,797			11,797	9%
Not subject to discretionary withdrawal	38,202	$8,654	2	46,858	36%
Total (gross: direct + assumed)	74,156	8,654	48,798	131,608	100%
Reinsurance ceded	2,689			2,689
Total (net)	$71,467	$8,654	$48,798	$128,919

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

The following information is obtained from the applicable exhibit in the Company's Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the NE DOI, and are provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Annual Statement:

	December 31,
	2025	2024
	(In Millions)
Annual Statement:
Annuities	$43,716	$42,664
Supplementary contracts with life contingencies	5	6
Deposit-type contracts and funding agreements	37,682	28,797
Subtotal	81,403	71,467

Separate Accounts Annual Statement:
Annuities	64,065	57,444
Other contract deposit funds	7	8
Subtotal	64,072	57,452

Total	$145,475	$128,919

14.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of life actuarial reserves:

	December 31, 2025
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,511	$2,955	$3,010
Universal life with secondary guarantees	5,439	5,380	8,716
Indexed universal life	226	179	193
Indexed universal life with secondary guarantees	21,462	19,082	21,140
Other permanent cash value life insurance	8,820	9,617	9,946
Variable universal life	3,672	3,626	3,836	$17,951	$17,667	$17,662
Miscellaneous reserves			1

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			1,805
Disability - active lives (1)			40
Disability - disabled lives			28
Miscellaneous reserves			909
Total (direct + assumed)	42,130	40,839	49,624	17,951	17,667	17,662
Reinsurance ceded			17,913
Total (net)	$42,130	$40,839	$31,711	$17,951	$17,667	$17,662

	December 31, 2024
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,565	$3,025	$3,069
Universal life with secondary guarantees	5,500	5,449	8,634
Indexed universal life	184	138	150
Indexed universal life with secondary guarantees	18,504	16,547	18,308
Other permanent cash value life insurance	9,208	10,006	10,319
Variable universal life	3,649	3,609	3,795	$14,268	$14,053	$14,045
Miscellaneous reserves			1

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			1,475
Disability - active lives (1)			32
Disability - disabled lives			20
Miscellaneous reserves			899
Total (direct + assumed)	39,610	38,774	46,702	14,268	14,053	14,045
Reinsurance ceded			16,357
Total (net)	$39,610	$38,774	$30,345	$14,268	$14,053	$14,045

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

The table below describes the total withdrawal characteristics of life actuarial reserves for life and accident and health in the Company's Annual Statement and related Separate Accounts Annual Statement:

	December 31,
	2025	2024
	(In Millions)
Annual Statement:
Life insurance section	$30,592	$29,297
Disability - active lives section	645	600
Disability - disabled lives section	18	16
Miscellaneous reserves section	456	432
Subtotal	31,711	30,345

Separate Accounts Annual Statement:
Life insurance section	17,662	14,045
Total	$49,373	$44,390

15.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations are as follows:

	December 31, 2025		December 31, 2024
	Gross	Net of Loading	Gross	Net of Loading
	(In Millions)
Ordinary new business	($17)	($51)	($2)	($36)
Ordinary renewal	(341)	(348)	95	87
Group annuity	36	36	54	54
Total	($322)	($363)	$147	$105

16.	ELECTRONIC DATA PROCESSING EQUIPMENT AND SOFTWARE

Electronic data processing (EDP) equipment and non-operating software are carried at cost less accumulated depreciation and amortization and are included in other assets. The net amount of all non-operating software is nonadmitted. Depreciation and amortization expense is computed using the straight-line method over the lesser of the estimated useful life or three years for EDP equipment and five years for non-operating software. Costs incurred for the development of internal use non-operating software are capitalized and amortized using the straight-line method over the lesser of the estimated useful life or five years. Depreciation and amortization expense related to EDP equipment and non-operating software amounted to $35 million, $30 million and $25 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Net admitted EDP equipment and non-operating software consist of the following:

	December 31,
	2025	2024
	(In Millions)
EDP equipment	$32	$39
Non-operating system software	393	367
Total	425	406
Accumulated depreciation and amortization	255	236
Net	170	170
Nonadmitted	167	164
Net admitted	$3	$6

17.	SEPARATE ACCOUNTS

The Company utilizes an insulated separate accounts to record and account for assets and liabilities related to variable annuities (individual and group), variable universal life and group annuities. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risk associated with market value changes are generally borne by the contract holders, except to the extent of the minimum guarantees made by the Company with respect to certain separate accounts. In addition, the Company has a non-insulated separate account for registered index-linked annuities.

In accordance with the products recorded within the separate accounts, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The assets legally insulated and not legally insulated from the general account are attributed to the following products:

	December 31, 2025		December 31, 2024
	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated
	(In Millions)
Variable annuities	$52,050		$49,643
Variable universal life	17,957		14,396
Group annuities	9,818		8,075
Registered index-linked annuities		$3,164
Total	$79,825	$3,164	$72,114	$—

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. Asset adequacy testing includes variable universal life, group annuities, and variable annuities, excluding registered index-linked annuities, separate accounts.

The Company has separate accounts with guarantees comprised of registered index-linked annuities and the group annuities business where the general account guarantees annuity payments if the separate account is unable to do so. Registered index-linked annuities assets are carried at amortized cost, and the related reserves are non-indexed with a guarantee of 4% or less subject to discretionary withdrawal with market value adjustment. Assets of the group annuities business are carried at amortized cost and the Company establishes an AVR as required.The Company's separate accounts without guarantees consist of the variable annuities and variable universal life businesses, with assets carried at fair value.

To compensate the general account for the risk taken, the separate account paid risk charges for the years ended December 31, 2025, 2024, 2023, 2022 and 2021 of $341 million, $347 million, $355 million, $352 million and $347 million, respectively.

For the years ended December 31, 2025, 2024, 2023, 2022 and 2021, the general account paid $11 million, $15 million, $31 million, $35 million and $10 million, respectively, toward the separate account guarantees.

For the assets not measured at fair value, the following table shows the comparison of the amortized cost to the fair value and the unrealized gain (loss) that would have been recorded if the assets had been reported at fair value:

	December 31,
	2025	2024
	(In Millions)
Assets held at amortized cost	$12,287	$8,075
Fair value	12,090	7,566
Unrecorded unrealized gain (loss)	(197)	(509)

Information regarding the separate accounts of the Company is as follows:

	Separate Accounts with Guarantees				Separate Accounts with Guarantees
	Nonindexed Guarantee				Nonindexed Guarantee
	4% or Less	More than 4%	Without Guarantees	Total	4% or Less	More than 4%	Without Guarantees	Total
	Year Ended December 31, 2025				Year Ended December 31, 2024
	(In Millions)
Premiums, considerations or deposits	$2,355	$2,122	$6,781	$11,258		$2,375	$5,260	$7,635

	December 31, 2025				December 31, 2024
Reserves for accounts with assets at:	(In Millions)
Fair value			$68,873	$68,873			$62,843	$62,843
Amortized cost	$5,241	$7,620		12,861	$3,009	$5,645		8,654
Total	$5,241	$7,620	$68,873	$81,734	$3,009	$5,645	$62,843	$71,497

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$2,381			$2,381
At fair value			$68,870	68,870			$62,841	$62,841
Total with market value adjustment or at fair value	2,381	—	68,870	71,251	—	—	62,841	62,841
Not subject to discretionary withdrawal	2,860	7,620	3	10,483	$3,009	$5,645	2	8,656
Total	$5,241	$7,620	$68,873	$81,734	$3,009	$5,645	$62,843	$134,338

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Transfers as reported in the summary of operations - statutory basis of the Separate Accounts Annual Statement:
Transfers to separate accounts	$11,258	$7,632	$5,884
Transfers from separate accounts	9,284	7,938	5,928
Net transfers to (from) separate accounts	1,974	(306)	(44)
Reconciling adjustments:
Net lag gain (loss) for annuities in general account only		2	(1)

Transfers as reported in current and future policy benefits in the accompanying statements of operations - statutory basis	$1,974	($304)	($45)

For the year ended December 31, 2025, assets transferred as a sale for cash from the general account to the separate account were $156 million.

The Company does not engage in securities lending transactions or enter into repurchase or reverse repurchase agreements within the separate account.

18.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

As of December 31, 2025, the Company had $2.6 billion and $60 million of outstanding mortgage loan commitments in the general account and separate account, respectively, which were primarily advances available for construction loans. Construction loan advances are made during the term of the construction loan as the borrower meets certain loan advance requirements.

As of December 31, 2025, the Company had $8.6 billion of commitments to fund investments in SCA entities, joint ventures, partnerships or limited liability companies.

As of December 31, 2025, the Company has commitments or contingent commitments related to investments in tax credit structures expected to be paid in the following years:

Amount
(In Millions)
Year Ending December 31:
2026	$87
2027	108
2028	108
2029	9
2030	2
Thereafter	19
Total	$333

As of December 31, 2025, the Company had $3.8 billion and $102 million of outstanding contractual obligations to acquire private placement securities for the general account and separate account, respectively.

The Company has operating leases for office space and equipment of its primary operating centers in Newport Beach, California and Omaha, Nebraska and for its various field offices, which in most, but not all cases, are noncancelable. Rental expense, which is included in operating expenses, in connection with these leases was $9 million, $15 million and $12 million for the years ended December 31, 2025, 2024 and 2023, respectively. Aggregate minimum future commitments are as follows:

Amount
(In Millions)
Year Ending December 31:
2026	$10
2027	10
2028	9
2029	9
2030 and thereafter	65
Total	$103

Certain rental commitments have renewal options extending through the year 2038. Some of these renewals are subject to adjustments in future periods.

CONTINGENCIES - LITIGATION

In the ordinary course of business, the Company is a respondent in a number of legal proceedings. Although the Company is confident of its position and the likelihood of an unfavorable outcome is low, it remains possible that a judge or jury could rule against the Company. It is the opinion of management, that such an outcome would be unlikely to have a material adverse effect on the Company's financial statements - statutory basis. The Company believes adequate provision has been made in its financial statements - statutory basis for probable and reasonably estimable losses for litigation claims against the Company, if any.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the dividend received deduction (DRD). Later in 2007, the IRS issued Rev. Rul. 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project. In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action. Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete. With the enactment of tax reform legislation in December 2017, DRD computations have been modified effective January 1, 2018. Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future. However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company's financial statements - statutory basis.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by breaches of representations, warranties or covenants provided by the Company, among other things. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. The Company is also subject to state and federal regulatory inquiries and examinations from time to time, which could result in fines or penalties. Because the amounts of these types of indemnifications and regulatory actions are often not explicitly stated, the overall maximum amount of the obligations under such indemnifications and regulatory actions cannot be reasonably stated. The Company has not historically made material payments for these types of indemnification and regulatory actions. However, the Company may record a contingent reserve for such matters. Management believes that Company liabilities related to such matters, if any, are not likely to have a material adverse effect on the Company's financial statements - statutory basis.

The Company issues synthetic guaranteed interest contracts to Employee Retirement Income Security Act of 1974 qualified defined contribution employee benefit plans and 529 plans. The plan uses the contract in its stable value fixed income option. The Company receives a fee for providing book value accounting for the plan’s stable value fixed income option. In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the plan the difference between book value and fair value. The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments, and contractual provisions including a crediting rate reset that reflects the actual investment and cash flow experience of the underlying plan.

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payments of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of December 31, 2025 and 2024, the estimated liability was $4 million and $9 million, respectively. As of December 31, 2025 and 2024, the related premium tax receivable was $27 million and $36 million, respectively. These amounts represent management’s best estimate based on information received from the state in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. Premium tax offsets are expected to be realized based on regulations set forth by various state taxing authorities.

See Note 5 for discussion of other contingencies related to derivative instruments.

See Note 6 for discussion of other contingencies related to income taxes.

See Note 9 for discussion of other contingencies related to subsidiaries and affiliates.

See Note 10 for discussion of other contingencies related to reinsurance.

Pacific Life Insurance Company

S U P P L E M E N T A L S C H E D U L E O F S E L E C T E D F I N A N C I A L D A T A

A S O F A N D F O R T H E Y E A R E N D E D D E C E M B E R 3 1 , 2 0 2 5

(In Millions)

Investment Income Earned
U.S. Government bonds
Bonds exempt from U.S. tax
Other bonds (unaffiliated)	$4,294
Bonds of affiliates
Preferred stocks (unaffiliated)	3
Preferred stocks of affiliates
Common stocks (unaffiliated)	9
Common stocks of affiliates
Mortgage loans	1,096
Real estate	25
Contract loans	386
Cash, cash equivalents and short-term investments	129
Derivative instruments	(1,681)
Other invested assets	786
Aggregate write-ins for investment income	(35)
Gross Investment Income	$5,012

Real Estate Owned - Book Value less Encumbrances	$63

Mortgage Loans - Book Value:
Farm mortgages	$1,027
Residential mortgages	1,287
Commercial mortgages	19,548
Mezzanine
Total Mortgage Loans	$21,862

Mortgage Loans By Standing - Book Value:
Good standing	$21,773
Good standing with restructured terms
Interest overdue more than 90 days, not in foreclosure	$10
Foreclosure in process	$79

Other Long-Term Assets - Statement Value	$17,469
Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds
Preferred stocks
Common stocks	$990

Bonds and Short-Term Investments by NAIC Designation and Maturity:
Bonds by Maturity - Statement Value:
Due within one year or less	$6,615
Over 1 year through 5 years	27,096
Over 5 years through 10 years	27,440
Over 10 years through 20 years	15,329
Over 20 years	15,116
No maturity date
Total by Maturity	$91,596

Bonds by NAIC Designation - Statement Value:
NAIC 1	$45,221
NAIC 2	41,607
NAIC 3	3,809
NAIC 4	747
NAIC 5	79
NAIC 6	133
Total by NAIC Designation	$91,596

Total Bonds Publicly Traded	$33,771
Total Bonds Privately Placed	$57,825
Preferred Stocks - Book/Adjusted Carrying Value	$57
Common Stocks - Fair Value	$1,096
Short-term Investments - Book/Adjusted Carrying Value	$45
Options, Caps & Floors Owned - Statement Value	$3,261
Options, Caps & Floors Written and In Force - Statement Value
Collar, Swap & Forward Agreements Open - Statement Value	($483)
Futures Contracts Open - Current Value	$151
Cash Equivalents	$1,185
Cash on Deposit	$1,201

Life Insurance In Force, Net of Reinsurance:
Industrial
Ordinary	$230,364
Credit Life
Group Life	$7

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$36

Life Insurance Policies with Disability Provisions In Force:
Industrial
Ordinary	$18,977
Credit Life
Group Life

Supplementary Contracts In Force:
Ordinary
Not Involving Life Contingencies - Amount on Deposit	$16
Not Involving Life Contingencies - Income Payable	$1
Involving Life Contingencies - Income Payable	$1
Group
Not Involving Life Contingencies - Amount on Deposit
Not Involving Life Contingencies - Income Payable
Involving Life Contingencies - Income Payable

Annuities:
Ordinary
Immediate - Amount of Income Payable	$1,096
Deferred - Fully Paid Account Balance	$31,459
Deferred - Not Fully Paid - Account Balance	$40
Group
Amount of Income Payable	$1,439
Fully Paid Account Balance
Not Fully Paid - Account Balance

Accident and Health Insurance - Premiums In Force:
Other	$2
Group
Credit

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$37,645
Dividend Accumulations - Account Balance	$21

Claim Payments 2025:
Group Accident and Health - Year Ended December 31, 2025
2025
2024
2023
2022
2021
Prior

Other Accident and Health
2025	$3
2024
2023
2022
2021
Prior

Other Coverages that Use Developmental Methods to Calculate Claim Reserves:
2025
2024
2023
2022
2021
Prior

Pacific Life Insurance Company

S U P P L E M E N T A L S U M M A R Y I N V E S T M E N T S C H E D U L E

D E C E M B E R 3 1 , 2 0 2 5

($ In Millions)

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total	Percentage
Issuer credit obligations:
U.S. government obligations	$472	0.31%	$472		$472	0.31%
Non-U.S. sovereign jurisdiction securities	1,765	1.15%	1,765		1,765	1.15%
Municipal bonds - general obligations (direct & guaranteed)	436	0.28%	436		436	0.28%
Municipal bonds - special revenue	2,247	1.46%	2,247		2,247	1.46%
Project finance bonds issued by operating entities	3,818	2.48%	3,818		3,818	2.49%
Corporate bonds	49,251	32.02%	49,251		49,251	32.10%
Single entity backed obligations	2,022	1.32%	2,022		2,022	1.32%
Bond issued by funds representing operating entities	3,077	2.00%	3,077		3,077	2.01%
Bank loans - acquired	1,846	1.20%	1,846		1,846	1.20%
Other issuer credit obligations	20	0.01%	20		20	0.01%
Total issuer credit obligations	64,954	42.23%	64,954	—	64,954	42.33%

Asset-backed securities:
Financial asset-backed securities – self-liquidating	18,996	12.35%	18,996		18,996	12.38%
Financial asset-backed securities – not self-liquidating	2,071	1.34%	2,071		2,071	1.35%
Non-financial asset-backed securities	5,516	3.59%	5,516		5,516	3.59%
Total asset-backed securities	26,583	17.28%	26,583	—	26,583	17.32%

Preferred stocks:
Industrial and miscellaneous (unaffiliated)	57	0.04%	57		57	0.04%
Total preferred stocks	57	0.04%	57	—	57	0.04%

Common stocks:
Industrial and miscellaneous - other (unaffiliated)	106	0.07%	106		106	0.07%
Parent, subsidiaries and affiliates - publicly traded	26	0.01%	26		26	0.02%
Parent, subsidiaries and affiliates - other	964	0.63%	622		622	0.40%
Total common stocks	1,096	0.71%	754	—	754	0.49%
(Continued)

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total	Percentage
(Continued)
Mortgage loans:
Farm mortgages	$1,027	0.67%	$1,027		$1,027	0.67%
Residential mortgages	1,287	0.83%	1,287		1,287	0.84%
Commercial mortgages	19,548	12.71%	19,548		19,548	12.74%
Total mortgage loans	21,862	14.21%	21,862	—	21,862	14.25%

Real estate:
Properties occupied by company	63	0.04%	63		63	0.04%
Total real estate	63	0.04%	63	—	63	0.04%

Cash, cash equivalents and short-term investments:
Cash	1,201	0.78%	1,201	$4	1,205	0.78%
Cash equivalents	1,185	0.77%	1,185	5,519	6,704	4.37%
Short-term investments	45	0.03%	45		45	0.03%
Total cash, cash equivalents and short-term investments	2,431	1.58%	2,431	5,523	7,954	5.18%

Contract loans	8,797	5.72%	8,795		8,795	5.73%
Derivatives	3,866	2.52%	3,866		3,866	2.52%
Receivables for securities **	249	0.16%	249		249	0.16%
Securities lending	5,523	3.59%	5,523
Other invested assets	18,336	11.92%	18,305		18,305	11.94%
Total invested assets	$153,817	100.00%	$153,442	$5,523	$153,442	100.00%

* Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

** Included in Other invested assets in the Annual Statement.

Pacific Life Insurance Company

S U P P L E M E N T A L S C H E D U L E O F I N V E S T M E N T R I S K I N T E R R O G A T O R I E S

D E C E M B E R 3 1 , 2 0 2 5

1.	The Company's total admitted assets, excluding separate accounts, as reported in the statements of admitted assets, liabilities and capital and surplus (Total Admitted Assets) were $157.5 billion as of December 31, 2025.

2.	The 10 largest exposures to a single issuer/borrower/investment are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
AMAPS 2 LLC (Bonds)	$650	0.4%
Pacific Life & Annuity Company (Common Stock) (Subsidiary)	622	0.4%
Commercial loan (Mortgage Loan)	584	0.4%
Commercial loan (Mortgage Loan)	550	0.3%
Commercial loan (Mortgage Loan)	534	0.3%
Commercial loan (Mortgage Loan)	475	0.3%
Commercial loan (Mortgage Loan)	441	0.3%
Commercial loan (Mortgage Loan)	440	0.3%
Commercial loan (Mortgage Loan)	415	0.3%
Commercial loan (Mortgage Loan)	407	0.3%

3.	The amounts and percentages of Total Admitted Assets held in bonds and preferred stocks by NAIC designation are as follows:

		Percentage			Percentage
		of Total			of Total
	(In Millions)	Admitted Assets		(In Millions)	Admitted Assets
Bonds:			Preferred Stock:
NAIC 1	$45,221	28.7%	NAIC 1
NAIC 2	41,607	26.4%	NAIC 2	$3	0.0%
NAIC 3	3,809	2.4%	NAIC 3	38	0.0%
NAIC 4	747	0.5%	NAIC 4
NAIC 5	79	0.1%	NAIC 5
NAIC 6	133	0.1%	NAIC 6	16	0.0%

4.	Assets held in foreign investments totaled $24.9 billion, which represents 15.8% of Total Admitted Assets.

5.	The aggregate foreign investment exposure categorized by NAIC sovereign designation is as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1	$21,764	13.8%
Countries designated NAIC 2	2,061	1.3%
Countries designated NAIC 3 or below	1,060	0.7%

6.	The largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1
Country: Cayman Islands	$6,975	4.4%
Country: United Kingdom (Great Britain)	3,814	2.4%
Countries designated NAIC 2
Country: Mexico	783	0.5%
Country: Peru	293	0.2%
Countries designated NAIC 3 or below
Country: Colombia	284	0.2%
Country: Brazil	274	0.2%

7.	The aggregate unhedged foreign currency exposure totaled $268 million, which represents 0.2% of Total Admitted Assets.

8.	The aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation is as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1	$268	0.2%

9.	The largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1
Country: Switzerland	$103	0.1%
Country: United Kingdom (Great Britain)	76	0.0%

10.	The 10 largest non-sovereign (i.e., non-governmental) foreign issues are as follows:

			Percentage
			of Total
NAIC Designation	Issuer	(In Millions)	Admitted Assets
2.B PL	Oak Holdings 2 GmbH	$294	0.2%
1.E FE/2.A FE/2.B FE	BPCE S.A.	254	0.2%
2.A PL	DFMG Holdings GmbH	236	0.1%
2.B FE/2.C FE	Societe Generale Societe Anonyme	233	0.1%
1.G FE/2.A FE	BNP Paribas SA	221	0.1%
2.A FE	Barclays PLC	203	0.1%
2.B PL/2.C FE/2.C PL	XpFibre Groupe	171	0.1%
1.G FE/2.A FE	HSBC Holdings PLC	171	0.1%
2.A FE/3.A FE	Vitality Re Limited	166	0.1%
1.E FE/1.G FE/2.A FE	Banco Santander, S.A.	165	0.1%

11.	The amount and percentage of Total Admitted Assets held in Canadian investments and unhedged Canadian currency exposure are less than 2.5% of Total Admitted Assets.

12.	The aggregate amount and percentage of Total Admitted Assets held in investments with contractual sales restrictions are less than 2.5% of Total Admitted Assets.

13.	The amounts and percentages of Total Admitted Assets held in the largest 10 equity interests are as follows:

		Percentage
		of Total
Issuer	(In Millions)	Admitted Assets
Pacific Asset Holding LLC	$9,000	5.7%
Pacific Life & Annuity Company	622	0.4%
Pacific Private Equity Opportunities Fund IV, L.P.	470	0.3%
Pacific Private Equity Opportunities Fund V, L.P.	412	0.3%
Pacific Private Equity Opportunities Fund III, L.P.	410	0.3%
Pacific Private Credit Opportunities Fund II, L.P.	386	0.2%
Pacific Private Equity Fund II-A, L.P.	324	0.2%
Pacific Co-Invest Opportunities Fund II, L.P.	201	0.1%
Pacific Private Credit Fund V, L.P.	176	0.1%
Pacific Private Credit Fund IV, L.P.	137	0.1%

14.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of Total Admitted Assets.

a.	The 10 largest fund managers are as follows:

	Total
Fund Manager	Invested	Diversified
	(In Millions)
R4 Housing Partners	$265	$265
Aristotle	261	261
Brookfield	147	147
Blackrock	144	144
Avanath AH Renaissance GP LLC	143	143
Carlyle	138	138
Manulife Investment Management	126	126
Red Stone Equity	125	125
Strategic Partners	116	116
Ares	91	91

15.	Assets held in general partnership interests are less than 2.5% of Total Admitted Assets.

16.	The amounts and percentages of Total Admitted Assets held in mortgage loans are as follows:

a.	The 10 largest aggregate mortgage interests sharing the same property or group of properties are as follows:

		Percentage
		of Total
Type (Residential, Commercial, Agricultural)	(In Millions)	Admitted Assets
Commercial loan	$550	0.3%
Commercial loan	407	0.3%
Commercial loan	375	0.2%
Commercial loan	360	0.2%
Commercial loan	352	0.2%
Commercial loan	345	0.2%
Commercial loan	335	0.2%
Commercial loan	334	0.2%
Commercial loan	333	0.2%
Commercial loan	290	0.2%

b.	The amounts and percentages of Total Admitted Assets held in the following categories of mortgage loans are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Construction loans	$4,251	2.7%
Mortgage loans over 90 days past due	10	0.0%
Mortgage loans in the process of foreclosure	79	0.1%
Mortgage loans foreclosed	5	0.0%

17.	The aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisals as of December 31, 2025 are as follows:

		Percentage		Percentage		Percentage
		of Total		of Total		of Total
	(In Millions)	Admitted Assets	(In Millions)	Admitted Assets	(In Millions)	Admitted Assets
	Residential:		Commercial:		Agricultural:
Above 95%			$630	0.4%
91% to 95%			331	0.2%
81% to 90%			1,175	0.7%
71% to 80%	$110	0.1%	3,236	2.1%
Below 70%	1,177	0.7%	14,176	9.0%	$1,027	0.7%

18.	Assets held in real estate are less than 2.5% of Total Admitted Assets.

19.	Assets held in investments held in mezzanine real estate loans are less than 2.5% of Total Admitted Assets.

20.	The amounts and percentages of Total Admitted Assets subject to the following types of agreements are as follows:

		Percentage
	December 31,	of Total	As of Each Quarter End
	2025	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
	($ In Millions)
Securities lending agreements	$5,523	3.5%	$2,567	$3,391	$4,108

21.	The amounts and percentages of Total Admitted Assets for warrants not attached to other financial instruments, options, caps, and floors are as follows:

		Percentage		Percentage
	December 31,	of Total	December 31,	of Total
	2025	Admitted Assets	2025	Admitted Assets
	($ In Millions)
	Owned:		Written:
Hedging	$3,261	2.1%

22.	The amounts and percentages of Total Admitted Assets of potential exposure for collars, swaps, and forwards are as follows:

		Percentage
	December 31,	of Total	As of Each Quarter End
	2025	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
	($ In Millions)
Hedging	$497	0.3%	$398	$455	$495

23.	The amounts and percentages of Total Admitted Assets of potential exposure for futures contracts are as follows:

		Percentage
	December 31,	of Total	As of Each Quarter End
	2025	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
	($ In Millions)
Hedging	$151	0.1%	$176	$186	$149

Pacific Life Insurance Company

S U P P L E M E N T A L S C H E D U L E O F R E I N S U R A N C E D I S C L O S U R E S

D E C E M B E R 3 1 , 2 0 2 5

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, that includes a provision that limits the reinsurer's assumption of significant risks identified in Appendix A-791.

2.	The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer's assumption of risk.

3.	The Company does not have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses, or settlements to be made, less frequently than quarterly;

b.	Provisions that permit payments due from the reinsurer to not be made in cash within 90 days of the settlement date (unless there is no activity during the period); or

c.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4.	The Company has not reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61.

5.	The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2025 and are accounted for the contract as reinsurance under NAIC SAP and as a deposit under U.S. GAAP.

6.	The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2025 and accounted for the contract as reinsurance under U.S. GAAP and as a deposit under NAIC SAP.